                                                                    Exhibit 99.8

================================================================================


                                 TRUST AGREEMENT


                                      AMONG

                           HARCO LEASING COMPANY, INC.

                                       AS

                        GRANTOR AND INITIAL BENEFICIARY,



                       THE FIRST NATIONAL BANK OF CHICAGO,
                           AS GENERAL INTEREST TRUSTEE

                                       AND

                          FIRST CHICAGO DELAWARE INC.,
                               AS DELAWARE TRUSTEE


                           DATED AS OF APRIL 15, 1999


                            NAVISTAR LEASING COMPANY


================================================================================

                                TABLE OF CONTENTS
                                                                          Page

ARTICLE IDEFINITIONS ..................................................    -1-
1.1      Definitions ..................................................    -1-
         -----------

ARTICLE IIORGANIZATION ................................................    -2-
2.1      Name .........................................................    -2-
         ----
2.2      Trust Assets..................................................    -2-
         ------------
2.3      Purposes and Powers ..........................................    -2-
         -------------------
2.4      Appointment of Trustees ......................................    -3-
         -----------------------
2.5      Declaration of Trust .........................................    -3-
         --------------------
2.6      Title to Trust Property; Retitling of Trust Assets ...........    -4-
         --------------------------------------------------
2.7      Representations and Warranties of Grantor ....................    -4-
         -----------------------------------------

ARTICLE IIITHE CERTIFICATES ...........................................    -6-
3.1      General Divided Beneficial Ownership Interest.................    -6-
         ---------------------------------------------
3.2      Portfolio Divided Beneficial Ownership Interests .............    -7-
         ------------------------------------------------
3.3      Certificates .................................................    -8-
         ------------
3.4      Mutilated, Destroyed, Lost or Stolen Certificates ............    -8-
         -------------------------------------------------
3.5      Persons Deemed Holders .......................................    -9-
         ----------------------
3.6      Certificate Transfer Restrictions ............................    -9-
         ---------------------------------
3.7      Registration of Transfer and Exchange of Certificates ........   -10-
         -----------------------------------------------------
3.8      Maintenance of Office or Agency ..............................   -10-
         ------------------------------

ARTICLE IVACCOUNTS; DISTRIBUTIONS .....................................   -11-
4.1      Accounts .....................................................   -11-
         --------
4.2      Distributions ................................................   -12-
         -------------

ARTICLE VTRUSTEES .....................................................   -12-
5.1      Duties and Powers of Trustees ................................   -12-
         -----------------------------
5.2      Acceptance of Trusts; Duty of Care ...........................   -14-
         ----------------------------------
5.3      Action upon Instruction by Holders ...........................   -16-
         ----------------------------------
5.4      Furnishing of Documents ......................................   -16-
         -----------------------
5.5      Representations and Warranties of the Trustees ...............   -17-
         ----------------------------------------------
5.6      Reliance; Advice of Counsel ..................................   -18-
         --------------------------
5.7      Compensation and Indemnities .................................   -18-
         ----------------------------
5.8      Resignation or Removal of Trustees ...........................   -20-
         ----------------------------------
5.9      Merger or Consolidation of Trustees ..........................   -22-
         -----------------------------------
5.10     Appointment of Co-Trustee or Separate Trustee ................   -22-
         ---------------------------------------------
5.11     Eligibility Requirements for Trustees ........................   -25-
         -------------------------------------
5.12     Doing Business in Other Jurisdictions ........................   -25-
         -------------------------------------
5.13     Appointment of Servicers .....................................   -25-
         ------------------------

5.14     Trustees Not Liable for Certificates or Leases ...............  -26-
         ----------------------------------------------
5.15     Covenant of Trustees .........................................  -26-
         --------------------

ARTICLE VITERMINATION OF TRUST ........................................  -27-
6.1      Dissolution of Trust .........................................  -27-
         --------------------

ARTICLE VIIAMENDMENTS .................................................  -27-
7.1      Amendments ...................................................  -27-
         ----------
7.2      Form of Amendments ...........................................  -28-
         ------------------

ARTICLE VIIIMISCELLANEOUS .............................................  -28-
8.1      No Legal Title to Trust Assets................................  -28-
         ------------------------------
8.2      Limitations on Rights of Others ..............................  -28-
         -------------------------------
8.3      Notices ......................................................  -28-
         -------
8.4      Severability .................................................  -28-
         ------------
8.5      Counterparts .................................................  -29-
         ------------
8.6      Successors and Assigns .......................................  -29-
         ----------------------
8.7      No Petition Covenant .........................................  -29-
         --------------------
8.8      No Recourse ..................................................  -29-
         -----------
8.9      Headings .....................................................  -30-
         --------
8.10     Governing Law ................................................  -30-
         -------------
8.11     Separate Entity ..............................................  -30-
         ---------------
8.12     Entire Agreement .............................................  -30-
         ----------------
8.13     Amended and Restated Trust Agreement .........................  -30-
         ------------------------------------

                                           EXHIBIT

Exhibit A     Form of General Interest Certificate

                                        APPENDICES

Appendix A    Definitions; Rules of Construction
Appendix B    Notice Addresses and Procedures

          TRUST AGREEMENT, dated as of April 15, 1999 among Harco Leasing Company, Inc., a Delaware corporation ("Harco"), as Grantor and Initial
                                        -----
Beneficiary, The First National Bank of Chicago, a national banking association, as General Interest Trustee (the "General Interest Trustee") and First Chicago
                                  ------------------------
Delaware Inc., a Delaware corporation (the "Delaware Trustee").
                                            ----------------

          Grantor, the General Interest Trustee and the Delaware Trustee established Navistar Leasing Company, a Delaware business trust, under the Delaware Business Trust Statute pursuant to a Trust Agreement dated as of July 25, 1997 (the "Original Trust Agreement") and a Certificate of Trust filed with
               ------------------------
the Delaware Secretary of State on July 25, 1997. The Original Trust Agreement was amended and restated pursuant to a Trust Agreement dated as of October 1, 1997 (the "First Revised Trust Agreement") among the parties hereto. A Restated
           -----------------------------
Certificate of Trust was filed with the Delaware Secretary of State on March 23, 1998. The Grantor and the Trustees, by this Trust Agreement, amend and restate each and every term and provision of the First Revised Trust Agreement (the "Trust Agreement").
 ---------------

          The Trust is a "series trust" as provided in Section 3806(b)(2) of the Delaware Business Trust Statute. As such, separate and distinct records shall be maintained for each series of the Trust. The assets of the Trust associated with each series shall be held and accounted for separately from the other assets of the Trust. The debts, liabilities, obligations and expenses incurred, contracted for or otherwise existing with respect to the General Interest or the related General Trust Assets shall be enforceable against such General Trust Assets only, and not against the assets of the Trust generally or against any Portfolio Assets. The debts, liabilities, obligations and expenses incurred, contracted for or otherwise existing with respect to the Portfolio Interest or the related Portfolio Assets shall be enforceable against such Portfolio Assets only, and not against any other Portfolio Assets or the General Trust Assets

          Grantor and Trustees (including each Portfolio Trustee upon its execution and delivery of a Portfolio Supplement) hereby agree as follows:

                                    ARTICLE I
                                   DEFINITIONS

          SECTION I.1 Definitions. Certain capitalized terms used in this
                      -----------
Agreement shall have the respective meanings assigned to them in Part I of Appendix A attached hereto. All references herein to "the Agreement" or "this
----------                                            -------------      ----
Agreement" are to this Trust Agreement as it may be amended and supplemented
---------
from time to time, the Exhibits and Schedules hereto and the capitalized terms used herein which are defined in such Appendix A. All references herein to
                                      ----------
Articles, Sections and subsections are to Articles, Sections and subsections of this Agreement unless otherwise specified. The rules of construction set forth in Part II of such Appendix A shall be applicable to this Agreement.
                   ----------

                                   ARTICLE II

                                  ORGANIZATION

          SECTION II.1 Name. The trust continued hereby shall be known as
                       ----
"Navistar Leasing Company."

          SECTION II.2 Trust Assets. The Trust shall from time to time acquire
                       ------------
the following types of assets originated pursuant to the Servicing Agreement:
(a) cash; (b) Leases of Leased Vehicles; (c) the Leased Vehicles and all proceeds thereof, including (i) the Disposition Proceeds of the Leased Vehicles and (ii) each Certificate of Title of a Leased Vehicle; (d) all of Grantor's rights (but not its obligations) with respect to any Lease or Leased Vehicle, including the right to proceeds arising from all repurchase obligations, if any, relating to any Lease or Leased Vehicle; (e) all of Harco's and Navistar Financial's Dealer Agreement Rights; (f) any proceeds of any Insurance Policy;
(g) any rights of the lessor with respect to any security deposit relating to a Lease in accordance with the terms of the Lease; (h) all of the Trust's rights under any Servicing Agreement; and (i) all proceeds of any of the foregoing.

          SECTION II.3 Purposes and Powers.
                       -------------------

          (a) The purpose of the Trust is to engage in the following activities:

              (i)   to acquire, hold and dispose of the Trust Assets;

              (ii) to be the named title holder on the Certificate of Title for certain of the Leased Vehicles and, in such nominee capacity, to take such actions as the applicable Holders shall direct in accordance with this Agreement;

              (iii) to issue General Interest Certificates representing the divided beneficial interest of the Holders of the General Interest in the General Trust Assets;

              (iv) upon the direction of the Requisite GI Holder as provided herein, to issue one or more series of Portfolio Interest Certificates representing divided beneficial interests in the related Portfolio Assets;

              (v) to enter into and perform its obligations and exercise its rights under the Basic Documents to which it is or is to be a party;

              (vi) to engage in those activities, including entering into agreements (including Leases), that are necessary, suitable, desirable or convenient to accomplish the foregoing or are incidental thereto or connected therewith;

              (vii) subject to compliance with the Basic Documents, to engage in such other activities as may be required in connection with conservation of the Trust Assets and the making of payments or distributions to the Holders; and

              (viii) such other activities with respect to each Trust Interest as agreed by the Requisite Holders of the Certificates related to such Trust Interest.

          (b) The Trust shall not engage in any activity other than in connection with the foregoing or other than as required or authorized by the terms of this Agreement or the Basic Documents.

          SECTION II.4 Appointment of Trustees.
                       -----------------------

          (a) Grantor hereby appoints First Chicago Delaware Inc. as Delaware Trustee of the Trust.

          (b) The Requisite GI Holder shall appoint for the General Interest the General Interest Trustee, who shall perform such duties, have such responsibilities and adhere to such standards of care as are specified in this Article II and Article V of this Agreement, but only with respect to the General Interest. The Initial Beneficiary, as Requisite GI Holder, hereby appoints The First National Bank of Chicago as the General Interest Trustee.

          (c) The Requisite Holders of each Portfolio Interest shall appoint for their Portfolio Assets a Portfolio Trustee, which shall perform such duties, have such responsibilities and adhere to such standards of care as are specified in Article V of this Agreement, but only with respect to the Portfolio Interest for which it was appointed.

          SECTION II.5 Declaration of Trust.
                       --------------------

          (a) The General Interest Trustee hereby accepts its appointment pursuant to Section 2.4(b) and declares that it shall hold all General Trust Assets in trust upon and subject to the conditions and obligations set forth herein for the use and benefit of the Holders of the General Interest subject to the obligations of the General Interest Trustee under the Basic Documents. Effective as of the date hereof, the General Interest Trustee shall have all rights, powers and duties set forth in this Agreement with respect to accomplishing the purposes of the Trust. The parties hereto intend that the Trust shall be a statutory business trust under the Delaware Business Trust Statute and that this Agreement shall constitute the governing instrument of the Trust.

          (b) The Delaware Trustee shall not have any of the rights, powers and duties of the other Trustees set forth in this Agreement. The Delaware Trustee shall be a Trustee hereunder for the sole and limited purpose of fulfilling the requirements of Section 3807(a) of the Delaware Business Trust Statute. The Delaware Trustee hereby accepts such appointment.

          (c) By execution of a counterpart to this Agreement or other agreement acceptable to the General Interest Trustee (as directed by the Requisite GI Holder), each Portfolio Trustee hereby declares that it shall hold all applicable Portfolio Assets in trust upon and subject to the conditions and obligations set forth herein for the use and benefit of the Holders of the applicable Portfolio Interests, subject to the obligations of such Portfolio Trustee under the Basic Documents. Effective upon execution of a counterpart to this Agreement or other agreement acceptable to the General Interest Trustee (as directed by the Requisite GI Holder), such Portfolio Trustee shall have all rights, powers and duties set forth in the Agreement, or such other agreement, with respect to accomplishing the purposes of the Trust and shall be deemed to have accepted such appointment.

          SECTION II.6 Title to Trust Property; Retitling of Trust Assets.
                       --------------------------------------------------

          (a) Legal title to all the General Trust Assets shall be vested at all times in the Trust or, if required by applicable law, in the General Interest Trustee, as a trustee of the Trust, or a co-trustee or a separate trustee, as the case may be. Legal title to any Portfolio Assets shall be vested at all times in the Trust or, if required by applicable law, in the applicable Portfolio Trustee, as a trustee of the Trust, or a co-trustee or a separate trustee, as the case may be. A Trustee, or any such co-trustee or separate trustee, shall at all times hold the General Trust Assets or the Portfolio Assets, as the case may be, on behalf of the related Holders.

          (b) Each Holder of a General Interest Certificate or a Portfolio Interest Certificate may at any time, at its option, to be exercised by written notice delivered to the applicable General Interest Trustee or Portfolio Trustee and the applicable Servicer, request that the Leased Vehicles allocated to such General Interest Certificate or Portfolio Interest Certificate be retitled in the name of such Holder (or a Person designated by such Holder), that a lien be noted on the Certificates of Title therefor in the name of such Holder (or such designee), or that possession of such Certificate of Title and/or the other Trust Assets allocated to such Certificate be Transferred to such Holder (or such designee). Except as otherwise provided in the related Portfolio Supplement, such Holder shall indemnify the Trust, the Trustees and each Servicer for, and hold the Trust, the Trustees and each Servicer harmless against, and pay any and all Claims incurred by any of them (including internal cost allocations) as a result of or relating to such retitling or Transfer, or any action or inaction such Holder shall take as the registered owner of such Leased Vehicles or the owner of such Trust Assets, including sales and transfer taxes and registration fees.

          SECTION II.7 Representations and Warranties of Grantor. Grantor hereby
                       -----------------------------------------
represents and warrants to the General Interest Trustee and to each Portfolio Trustee upon execution of a counterpart to this Agreement that:

          (a) Grantor has been duly organized and is validly existing as a corporation in good standing under the laws of the State of Delaware, with power and authority to own its properties and to conduct its business as such properties are presently owned and such business is presently conducted.

          (b) Grantor is duly qualified to do business as a foreign corporation in good standing, and has obtained all necessary licenses in all jurisdictions in which the ownership or lease of property or the conduct of its business requires such qualifications, other than where the failure to be so qualified and in good standing would not have a material adverse effect on the business of Grantor.

          (c) Grantor has the power, authority and legal right to execute and deliver this Agreement and to carry out its terms; Grantor has full power and authority to sell and assign the property to be sold, Transferred, conveyed and assigned to and deposited with the Trust; Grantor has duly authorized such sale, Transfer, conveyance and assignment to the Trust by all necessary corporate action; and the execution, delivery and performance of this Agreement have been duly authorized by Grantor by all necessary corporate action.

          (d) The execution and delivery of this Agreement, the consummation of the transactions contemplated by this Agreement and the fulfillment of the terms of this Agreement do not (i) conflict with, result in any breach of any of the terms and provisions of or constitute (with or without notice or lapse of time) a default under, the certificate of incorporation or by-laws of Grantor, (ii) conflict with, result in any breach of any of the terms and provisions of or constitute (with or without notice or lapse of time) a default under any indenture, agreement or other instrument to which Grantor is a party or by which it is bound, or result in the creation or imposition of any Lien upon any of its properties pursuant to the terms of any such indenture, agreement or other instrument (other than pursuant to the Basic Documents), except for any such conflicts, breaches, defaults or Liens that would not have a material adverse effect on the business of Grantor, or
     (iii) violate any law or, to Grantor's knowledge, any order, rule or regulation applicable to Grantor of any court or of any federal or state regulatory body, administrative agency or other governmental instrumentality having jurisdiction over Grantor or any of its properties.

          (e) The execution, delivery and performance by Grantor of this Agreement shall not require the authorization, consent or approval of, the giving of notice to, the filing or registration with, or the taking of any other action in respect of, any governmental authority or agency regulating the business of Grantor.

          (f) This Agreement has been duly executed and delivered by Grantor and when duly executed and delivered by the other parties hereto, shall constitute a legal, valid and binding obligation of Grantor enforceable in accordance with its terms, except as enforceability may be limited by bankruptcy, insolvency, reorganization or other similar laws affecting the enforcement of creditors' rights in general and by general principles of equity, regardless of whether such enforceability is considered in a proceeding in equity or at law.

          (g) There are no proceedings or investigations pending or, to Grantor's knowledge, threatened before any court, regulatory body, administrative agency or other tribunal or governmental instrumentality having jurisdiction over Grantor or its properties (i) asserting the invalidity or unenforceability of this Agreement or any Certificates issued pursuant hereto, (ii) seeking to prevent the issuance of such Certificates or the consummation of any of the transactions contemplated by this Agreement or (iii) seeking any determination or ruling that might materially and adversely affect the performance by Grantor of its obligations under, or the validity or enforceability of, such Certificates or this Agreement.

                                   ARTICLE III
                                THE CERTIFICATES

          SECTION III.1  General Divided Beneficial Ownership Interest.
                         ---------------------------------------------

          (a) The Initial Beneficiary initially shall hold the beneficial ownership interest in all of the General Trust Assets, which, prior to the identification and designation of any Portfolio Interest shall constitute an undivided beneficial ownership interest of all of the Trust Assets and which, following the identification and designation from time to time of any Trust Assets as Portfolio Assets and the allocation of such Portfolio Assets to any Portfolio Interest shall constitute an undivided beneficial ownership interest in those Trust Assets that remain General Trust Assets.

          (b) The General Interest initially shall be represented by a General Interest Certificate issued to the Initial Beneficiary, and such General Interest Certificate shall constitute a 100 percent interest in the General Interest. At the request of any Holder of a General Interest Certificate, the percentage interest in the General Interest represented by such Holder's General Interest Certificate (an "original certificate") may be
                                                ---------------------
     represented by two or more certificates that, in the aggregate, represent the interest in the General Interest previously represented by such original certificate. Each General Interest Certificate shall be in substantially the form of Exhibit A hereto, and may have such letters,
                               ---------
     numbers or other marks of identification and such legends and endorsements placed thereon as may, consistently herewith, be directed by the Requisite GI Holder. At the time it makes a request to divide an original certificate into two or more certificates, the requesting Holder shall indicate the percentage interest in the General Interest which each new certificate shall represent upon reissuance (and such percentages shall represent, in the aggregate, the percentage interest previously represented by the original certificate).

          (c) The General Interest shall be a separate series of the Trust as provided in Section 3806(b)(2) of the Delaware Business Trust Statute. As such, separate and distinct records shall be maintained for each series of the Trust and the assets of the Trust associated with each series shall be held and accounted for separately from the other assets of the Trust. The debts, liabilities, obligations and expenses incurred, contracted for or otherwise existing with respect to the General Interest or the related General Trust Assets shall be enforceable against such General Trust Assets only, and not against the assets of the Trust generally or against any Portfolio Assets. Except to the extent required by law or specified in this Agreement, the General Interest shall not be subject to the Claims arising from or with respect to any Portfolio Interest or any Portfolio Trustee. No creditor or holder of a Claim relating to assets allocated to the General Interest shall be entitled to maintain any action against or recover any assets allocated to any Portfolio Interest in respect of such Claim (whether or not such assets were General Trust Assets at any time since such Claim arose). Notice of this limitation on interseries liabilities shall be set forth in the certificate of trust of the Trust (whether originally or by amendment) as filed or to be filed in the Office of the Secretary of State of the State of Delaware pursuant to the Delaware Business Trust Statute, and upon the giving of such notice in the certificate of trust, the statutory provisions of Section 3804 of the Delaware Business Trust Statute relating to limitations on interseries liabilities (and the statutory effect under Section 3804 of setting forth such notice in the certificate of trust) shall become applicable to the Trust and each Portfolio Interest and the General Interest.

          SECTION III.2  Portfolio Divided Beneficial Ownership Interests.
                         ------------------------------------------------

          (a) From time to time, the Requisite GI Holder may deliver to the General Interest Trustee written notice identifying a portfolio of Trust Assets, theretofore constituting all or a portion of the General Trust Assets, which the General Interest Trustee shall thereafter designate and account for separately within the Trust as Portfolio Assets attributable to a new Portfolio Interest. Such notice shall list the Leased Vehicles by vehicle identification number or other identifying characteristics, shall list the related Leases and any unpaid Security Deposits related thereto, shall include any other information as reasonably required by the General Interest Trustee to separately identify such portfolio, and shall specify the date on which the related Portfolio Interest Certificates shall be issued. Upon their allocation as Portfolio Assets, such Trust Assets shall cease to be General Trust Assets and, therefore, shall cease to be assets of, or allocated to, the General Interest (unless and until specifically reallocated to the General Interest). The beneficial interest in such Portfolio Assets shall be a Portfolio Interest, and such Portfolio Interest shall constitute a separate "divided beneficial ownership interest" in the portion of the Trust Assets comprised of such Portfolio Assets.

          (b) Each Portfolio Interest shall be represented by one or more Portfolio Interest Certificates to be issued by the Trust and shall be created by the execution of a Portfolio Supplement to this Agreement, which Portfolio Supplement shall specify: the terms and provisions pursuant to which the Portfolio Interest Certificates shall be issued with respect to such Portfolio Interest; the form of any Portfolio Interest Certificates to be issued in connection therewith; the initial Portfolio Assets to be included in such Portfolio Interest; the arrangements, if any, whereby additional Portfolio Assets may be added subsequently to the Portfolio Interest; terms of default and cure periods, if any; and other relevant terms and provisions specific to such Portfolio Interest, all as shall be prescribed and established by the Requisite GI Holder and acceptable to the proposed Holder of such Portfolio Interest. Each Portfolio Supplement shall require an express written waiver of any claim by any Holder of any Portfolio Interest Certificate (which waiver may be set forth in such Portfolio Interest Certificate) to any proceeds or assets of the Trust and to all of the Trust Assets other than the Portfolio Assets allocated to that Portfolio Interest and those proceeds or assets derived from or earned by such Portfolio Assets.

          (c) Each Portfolio Interest shall be a separate series of the Trust as provided in

     Section 3806(b)(2) of the Delaware Business Trust Statute. As such, separate and distinct records shall be maintained for each series of the Trust and the assets of the Trust associated with each series shall be held and accounted for separately from the other assets of the Trust. The debts, liabilities, obligations and expenses incurred, contracted for or otherwise existing with respect to each Portfolio Interest or the related Portfolio Assets shall be enforceable against such Portfolio Assets only, and not against any other Portfolio Assets or the General Trust Assets. Except to the extent required by law or specified in this Agreement or in the related Portfolio Supplement, Portfolio Assets with respect to a particular Portfolio Interest shall not be subject to Claims arising from or with respect to the Trust, any Trustee, the General Interest or any other Portfolio Interest. No creditor or holder of a Claim relating to assets allocated to any Portfolio Interest shall be entitled to maintain any action against or recover any assets allocated to the General Interest or any other Portfolio Interest in respect of such Claim (whether or not such assets were General Trust Assets or were allocated to such other Portfolio Interest at any time since such Claim arose). Notice of this limitation on interseries liabilities shall be set forth in the certificate of trust of the Trust (whether originally or by amendment) as filed or to be filed in the Office of the Secretary of State of the State of Delaware pursuant to the Delaware Business Trust Statute, and upon the giving of such notice in the certificate of trust, the statutory provisions of Section 3804 of the Delaware Business Trust Statute relating to limitations on interseries liabilities (and the statutory effect under Section 3804 of setting forth such notice in the certificate of trust) shall become applicable to the Trust and each Portfolio Interest and the General Interest.

          SECTION III.3  Certificates.
                         ------------

          (a) Each Certificate shall be printed, lithographed, typewritten, mimeographed, photocopied or otherwise produced or may be produced in any other manner as may, consistently herewith, be determined by the Requisite GI Holder.

          (b) Each Certificate shall be executed on behalf of the Trust by manual or facsimile signature of a Responsible Officer of the General Interest Trustee. Each Certificate bearing the manual or facsimile signatures of individuals who were authorized to sign on behalf of the General Interest Trustee at the time when such signatures were affixed, shall be valid and binding representations of interests in the Trust, notwithstanding that any or all of such individuals shall have ceased to be so authorized prior to or did not hold such offices at the date of authentication and delivery of such Certificate. No Certificate shall entitle its Holder to any benefit under this Agreement, or shall be valid for any purpose, unless there shall appear on such Certificate a certificate of authentication, executed by the General Interest Trustee or an agent thereof, by manual signature; such authentication shall constitute conclusive evidence that such Certificate shall have been duly authenticated and delivered hereunder.

          SECTION III.4  Mutilated, Destroyed, Lost or Stolen Certificates. If
                         -------------------------------------------------
any mutilated Certificate is surrendered to the General Interest Trustee, or the General Interest Trustee receives evidence to its satisfaction of the mutilation, destruction, loss or theft of any Certificate, and there is delivered to the General Interest Trustee such security or indemnity as may be required by the General Interest Trustee to indemnify and hold it harmless, then the General Interest Trustee shall execute on behalf of the Trust and deliver in exchange for or in lieu of any such mutilated, destroyed, lost or stolen Certificate a replacement Certificate of the same type and proportionate beneficial ownership interest in the Trust and the General Trust Assets or any Portfolio Assets, as the case may be. Such substitute Certificate shall constitute for all purposes a substitute for the original Certificate, which original Certificate shall be deemed canceled and shall be so marked on the books and records of the General Interest Trustee.

          SECTION III.5  Persons Deemed Holders. Prior to due presentation of a
                         ----------------------
Certificate for registration of a permitted Transfer, the Trustees shall regard the Person in whose name such Certificate shall be registered as the owner of such Certificate for all purposes whatsoever, and the Trustees shall not be bound by any notice to the contrary; provided, that the Holder may enter into agreements with any Person with respect to the exercise of any of its rights as Holder of any Certificate. The General Interest Trustee shall furnish or cause to be furnished to each Servicer, the Initial Beneficiary and any other Person designated by the Requisite GI Holder, within three Business Days after receipt by the General Interest Trustee of request therefor, a list of the name and address of each Holder of the Certificates.

          SECTION III.6  Certificate Transfer Restrictions.
                         ---------------------------------

          (a) Neither a General Interest nor a General Interest Certificate shall be Transferred by a Holder thereof, and any such purported Transfer shall be deemed null, void and of no effect hereunder, unless (i) the Requisite GI Holder has consented in writing to such Transfer and the Transferee has complied with the Bankruptcy Remote Borrowing Conditions or
     (ii) such Transfer constitutes an absolute transfer or a pledge of or a grant of a security interest in such General Interest and General Interest Certificate in connection with a Permitted Financing or an absolute Transfer (so long as the Bankruptcy Remoteness Borrowing Conditions have been satisfied in connection with such Permitted Financing) or a Transfer by the pledgee thereof solely in connection with the exercise of its remedies with respect to a default under or with respect to the Permitted Financing or absolute Transfer so secured.

          (b) Neither a Portfolio Interest nor a Portfolio Interest Certificate shall be Transferred by a Holder thereof, and any such purported Transfer shall be deemed null, void and of no effect hereunder, unless such Transferee (x) gives to the Trust a non-petition covenant substantially similar to that set forth in Section 8.7, and (y) executes an agreement in favor of each Holder or Transferee from time to time of the General Interest or any General Interest Certificate and any other Portfolio Interest or Portfolio Interest Certificate, to release all Claims to the Trust Assets allocated to the General Interest and to each other Portfolio Interest whether then or thereafter created and, in the event that such release is not given effect, to fully subordinate all Claims it may be deemed to have against the Trust Assets allocated to the General Interest and each other Portfolio Interest whether then or thereafter created. In the event of a Transfer of a Portfolio Interest, such Transferee shall be a beneficiary of the Trust in the manner and to the extent set forth in this Agreement, the Portfolio Interest Certificate so acquired and in the applicable Portfolio Supplement.

          (c) Neither a Trust Interest nor a Certificate shall be transferred by a Holder thereof and any such purported Transfer shall be deemed null, void and of no effect hereunder if, as the result of such Transfer, the Trust would become a publicly traded partnership for the purposes of the Internal Revenue Code of 1986, as amended.

          (d) Each Trustee (including each Portfolio Trustee upon its execution and delivery of a Portfolio Supplement) and Grantor acknowledge that the Trust Assets will be subject to a first priority lien in favor of Harris Trust and Savings Bank, as collateral agent under the Collateral Agency Agreement.

          SECTION III.7  Registration of Transfer and Exchange of Certificates.
                         -----------------------------------------------------

          (a) The General Interest Trustee shall keep or cause to be kept, at the office or agency maintained pursuant to Section 3.8, a Trust Register in which, subject to such reasonable regulations as it may prescribe, the General Interest Trustee shall provide for the registration of the Certificates and of Transfers and exchanges of the Certificates as herein provided.

          (b) Upon surrender for registration of Transfer of any Certificate at such office or agency, a Responsible Officer of the General Interest Trustee shall execute, authenticate, and deliver, in the name of the designated Transferee or Transferees, one or more new Certificates in authorized denominations of a like aggregate amount dated the date of authentication by the General Interest Trustee.

          (c) Every Certificate properly presented or surrendered for registration of Transfer or exchange shall be accompanied by a written instrument of Transfer in form satisfactory to the General Interest Trustee and the Trust Registrar duly executed by the Holder or his attorney duly authorized in writing. Each Certificate surrendered for registration of Transfer or exchange shall be canceled and subsequently disposed of by the General Interest Trustee.

          (d) No service charge shall be made for any registration of Transfer or exchange of the Certificates, but the General Interest Trustee may require payment of a sum sufficient to cover any tax or governmental charge that may be imposed in connection with any Transfer or exchange of the Certificates.

          SECTION III.8  Maintenance of Office or Agency. The General Interest
                         -------------------------------
Trustee shall maintain in Chicago, Illinois an office or offices or agency or agencies where the Certificates may be surrendered for registration of Transfer or exchange and where notices and demands to or upon the General Interest Trustee in respect of the General Interest Certificates, the Portfolio Interest Certificates and this Agreement may be served. The General Interest Trustee initially designates the

Corporate Trust Office as its office for such purposes. The General Interest Trustee shall give prompt written notice to the Holders of the Certificates of any change in the location of the Trust Register or such office or agency.

                                   ARTICLE IV
                             ACCOUNTS; DISTRIBUTIONS

          SECTION IV.1   Accounts.
                         --------

          (a) The General Interest Trustee will establish and maintain with respect to the General Trust Assets a General Collection Account and such other bank accounts as may be directed in writing by the Initial Beneficiary (the "General Trust Accounts"). Each Portfolio Trustee will
                       ----------------------
     establish and maintain with respect to each Portfolio Interest such bank accounts as may be set forth in the applicable Portfolio Supplement ("Portfolio Accounts" and, together with the General Trust Accounts, the
       ------------------
     "Trustee Accounts").
      ----------------

          (b) Except to the extent otherwise provided in the applicable Portfolio Supplement, all Trust expenses shall be paid by the Servicer (other than Liquidation Expenses and losses with respect to the Trust Assets). In the event of any failure of the Servicer to pay any expense of the Trust, such expense shall be paid as provided in Section 3.14 of the Servicing Agreement, and if the funds available therein are insufficient to pay such liability or expense, then (i) to the extent that any such expense or liability shall be incurred or suffered with respect to any particular Portfolio Interest or General Interest Trustee or any Portfolio Trustee, such expense or liability shall be paid from the assets of that Portfolio Interest or General Interest and (ii) to the extent that any such expense or liability shall be incurred or suffered with respect to the Trust Assets generally, all Holders of the Trust shall bear the burden of such Trust expense or liability on a pro rata basis in the ratio of the aggregate
                               --- ----
     value of Trust Assets held in each of the respective Portfolio Assets and the General Trust Assets, as each is recorded on the books of the Trust to the total value of all Trust Assets. Any pro rata allocation of an expense
                                              --- ----
     or liability among one or more of the Portfolio Assets or the General Trust Assets shall be made by the General Interest Trustee in good faith and so as not to disproportionately affect any of the Portfolio Assets or the General Trust Assets.

          (c) All or a portion of the funds deposited into each General Trust Account shall be separately invested by the General Interest Trustee from time to time in Eligible Investments as directed in writing (which may be in the form of written confirmation of an oral direction) by the GI Servicer. All income or gain from investment of monies in each such General Trust Account shall be deposited upon receipt into such General Trust Account, and any loss resulting from any such investment shall be charged to such account, as the case may be. Each such investment shall be made in the name of the General Interest Trustee or its nominee and shall be evidenced by an instrument or, in the case of "book-entry" investments, registration on the books of the issuer of the General Interest Trustee or a nominee as the registered owner thereof. If any certificate is issued with respect to any investment, it shall be delivered to the General Interest Trustee or its agent. If at any time the GI Servicer shall not have given the General Interest Trustee a timely investment directive with respect to any General Trust Account, the General Interest Trustee shall invest and reinvest any monies in such account(s) in Eligible Investments selected by the General Interest Trustee.

          (d) All or a portion of the funds deposited into each Portfolio Account shall be separately invested by the applicable Portfolio Trustee from time to time in Eligible Investments as directed in writing by the applicable Majority PI Holder or the Servicer, as specified in the applicable Servicing Agreement. All income or gain from investment of monies in each such Portfolio Account shall be deposited upon receipt into such Portfolio Account, and any loss resulting from any such investment shall be charged to such account, as the case may be. Each such investment shall be made in the name of the applicable Portfolio Trustee or its nominee and shall be evidenced by an instrument or, in the case of "book-entry" investments, registration on the books of the issuer of the applicable Portfolio Trustee or a nominee as the registered owner thereof. If any certificate is issued with respect to any investment, it shall be delivered to the applicable Portfolio Trustee or its agent. If at any time the applicable Majority PI Holder or the Servicer shall not have given the applicable Portfolio Trustee a timely investment directive with respect to any account, such Portfolio Trustee shall invest and reinvest all monies in such account(s) in securities issued by the United States Treasury with maturities not longer than seven days.

          SECTION 4.2    Distributions. The General Interest Trustee shall
                         -------------
accept the direction of the Servicer with respect to disbursements and distributions of funds from any General Trust Account. Each Portfolio Trustee shall make disbursements and distributions from the applicable Portfolio Accounts in the manner specified in the applicable Portfolio Supplement and Portfolio Servicing Agreement Supplement.

                                    ARTICLE V
                                    TRUSTEES

          SECTION V.1    Duties and Powers of Trustees; Limitations on Trust
                         ---------------------------------------------------
     Activities.
     ----------

          (a) Each Trustee undertakes to perform such duties, and only such duties, as are specified in this Agreement, any Portfolio Supplement entered into pursuant to this Agreement by such Trustee, or as may be directed by the Requisite GI Holder (with respect to the General Interest Trustee or the Delaware Trustee) or the Holders of the applicable Portfolio Interest Certificates (with respect to the Portfolio Trustee) in a manner not contrary to the terms of this Agreement, from time to time, including in connection with (i) any Permitted Financing, (ii) sales by the Trust of Leases and other Trust Assets to the extent permitted by the terms of any existing Permitted Financing (so long as the Certificate of Title of any Leased Vehicle so sold is amended to reflect the Transfer of ownership thereof from the Trust, unless applicable law permits the Transfer of ownership of a motor vehicle without an amendment to the vehicle's Certificate of Title) or (iii) activities ancillary thereto.

          (b) Except as provided in this Agreement, any Portfolio Supplement or any Servicing Agreement, no Trustee shall:

               (i) issue beneficial interests in the Trust Assets or securities of the Trust other than the General Interest and General Interest Certificates and one or more Portfolio Interests and Portfolio Interest Certificates;

               (ii) borrow money on behalf of the Trust, except for (i) borrowings from the Initial Beneficiary or an Affiliate of the Initial Beneficiary in order to meet any obligations assumed under any Permitted Financing, but only if such Initial Beneficiary or Affiliate thereof has satisfied the Bankruptcy Remote Borrowing Conditions and
          (ii) Servicer Funding Advances;

               (iii)  make loans or extend credit on behalf of the Trust;

               (iv)   invest in or underwrite securities;

               (v) offer or issue securities in exchange for Trust Assets (other than the General Interest, General Interest Certificates, Portfolio Interests and Portfolio Interest Certificates);

               (vi) repurchase or otherwise reacquire any Certificate except as permitted by or in connection with any Permitted Financing;

               (vii) acquire any assets, other than Trust Assets as contemplated in Section 2.2;

               (viii) engage in any trade or business; or

               (ix) except in connection with the acquisition of Trust Assets or any Permitted Financing, enter into any agreements or contracts.

          (c) The Trust may enter from time to time into one or more Nominee Agreements. The General Interest Trustee and the Delaware Trustee (but only to the extent required by applicable law) on behalf of the Trust with respect to the General Interest, and the Portfolio Trustees, and each of them, on behalf of the Trust with respect to the applicable Portfolio Interest, shall execute and deliver such documents, certificates, applications, powers of attorney and registrations as shall be requested and prepared by a Servicer pursuant to a Servicing Agreement or by the Initial Beneficiary in connection with the administration of the Trust or the servicing of the Trust Assets, including a power of attorney to each Dealer and the Servicer and, to the extent deemed appropriate by the Servicer, the Lessees; provided,
                            --------
     however, that no Trustee shall be obligated to enter into any such
     -------
     documents, certificates, applications, powers of attorney or registrations that adversely affect such Trustee's own rights, duties or immunities under this Agreement or otherwise.

          (d) The Trustees and the Trust shall have such powers as are necessary and appropriate to the conduct of their duties as set forth in this Agreement, the Servicing Agreement and any Portfolio Supplements.

          SECTION V.2    Acceptance of Trusts; Duty of Care.
                         ----------------------------------

          (a) Except as otherwise provided in this Article V, in accepting the trusts hereby created, the Trustees act solely as trustees hereunder and not in their individual capacity and all Persons having any Claim against any Trustee by reason of the transactions contemplated by this Agreement or any Basic Document shall look only to the Trust Assets for payment or satisfaction thereof. The Trustees accept the trusts hereby created and agree to perform their duties hereunder with respect to such trusts but only upon the terms of this Agreement and the Basic Documents. No Trustee shall be liable or accountable hereunder or under any Basic Document under any circumstances, except (i) for its own bad faith, negligent action, negligent failure to act or its own willful misconduct or misfeasance or similar acts or omissions, (ii) in the case of the inaccuracy of any of its representations or warranties pursuant to any Servicing Agreement or contained in Section 5.5 and (iii) in the case of such Trustee's breach of its covenant set forth in Section 5.15. In particular, but not by way of limitation (and subject to the exceptions set forth in the preceding sentence):

               (i) no Trustee shall be personally liable with respect to any action taken or omitted to be taken by it in good faith in accordance with the instructions of the Requisite Holders with respect to the applicable Trust Interest relating to the exercise of any trust power conferred upon such Trustee under this Agreement or a Portfolio Supplement;

               (ii) no provision of this Agreement or any Basic Document shall require any Trustee to expend or risk funds or otherwise incur any financial liability in the performance of any of its rights or powers hereunder or under any Basic Document, if any Trustee shall have reasonable grounds for believing that repayment of such funds or adequate indemnity against such risk or liability is not reasonably assured or provided to it;

               (iii) under no circumstances shall any Trustee be liable for indebtedness evidenced by or arising under any of the Basic Documents;

               (iv) no provision in this Agreement shall in any event require any Trustee to perform, or be responsible for the manner or omission of performance of, any of the duties or obligations of a Servicer under any Servicing Agreement;

               (v) no Trustee shall be responsible for or in respect of and make any representation as to the validity or sufficiency of any provision of this Agreement or for the due execution hereof by Grantor or the Initial Beneficiary or for the form, character, genuineness, sufficiency, value or validity of any of the Trust Assets or for or in respect of the validity or sufficiency of the Basic Documents, the Certificates (other than the General Interest Trustee with respect to the certificate of authentication on the Certificates) or of any Lease or any related documents, and no Trustee shall in any event assume or incur any liability, duty or obligation to any Beneficiary or Holder, other than as expressly provided for herein and in the Basic Documents;

               (vi) no Trustee shall be personally liable for any action taken, suffered or omitted by it or any error of judgment, in each case made in good faith by any officer of, or any other employee of the corporate trust office of, such Trustee, including any vice president, trust officer or any other officer of such Trustee customarily performing functions similar to those performed by such officers or to whom any corporate trust matter is referred because of such Person's knowledge or familiarity with the particular subject; and

               (vii) no Trustee shall be under any obligation to exercise any of the discretionary rights or powers vested in it by this Agreement, or to institute, conduct or defend any litigation under this Agreement or in relation to this Agreement or any Basic Document, at the request, order or direction of any of the Holders (or pledgee thereof), unless such Holders have offered to such Trustee reasonable security or indemnity satisfactory to it against the costs, expenses and liabilities that may be incurred by such Trustee therein or thereby.

          (b) Except for actions expressly authorized by this Agreement, a Trustee shall take no action which such Trustee has been notified in writing by the Initial Beneficiary or other Holder would impair the beneficial interests in the Trust, would impair the value of any Trust Asset or would adversely affect the credit rating of any Permitted Financing.

          (c) All information obtained by a Trustee regarding the administration of the Trust, whether upon the exercise of its rights under this Agreement or otherwise, shall be maintained by such Trustee in confidence and shall not be disclosed to any other Person other than to the Initial Beneficiary, any other Holder of a General Interest Certificate, any Special Purpose Entity (if applicable), any Servicer or any Holder or Transferee of a Portfolio Interest Certificate (but solely to the extent relating to such Portfolio Interest Certificate or the applicable Portfolio Interest), unless such disclosure is permitted by this Agreement or any other agreement contemplated hereby, is required by any applicable law or regulation or pursuant to subpoena (and such Trustee has provided notice thereof to the Initial Beneficiary), or such information is already otherwise publicly available.

          SECTION V.3    Action upon Instruction by Holders.
                         ----------------------------------

          (a) Subject to clause (c) below, the Requisite GI Holder may, by written instruction, direct the General Interest Trustee in the management of the Trust (solely to the extent related to the General Interest) and the General Trust Assets, and the Majority PI Holders with respect to any Portfolio Interest may, by written instruction, direct the applicable Portfolio Trustee in the management of the Trust (solely to the extent related to the applicable Portfolio Interest) and the related Portfolio Assets.

          (b) Notwithstanding the foregoing and in accordance with Section 5.2(a), no Trustee shall be required to take any action or refrain from taking any action hereunder or under any Basic Document if such Trustee shall have reasonably determined, or shall have been advised by counsel, that such action is likely to result in liability on the part of such Trustee or is contrary to the terms hereof or of any Basic Document or is otherwise contrary to applicable law.

          (c) No Holder shall direct any Trustee to take or refrain from taking any action if such action or inaction would be contrary to any obligation of the Trust or a Trustee under this Agreement or any of the Basic Documents or would be contrary to Section 2.3(b); nor shall any Trustee be obligated to follow any such direction, if given.

          (d) Whenever a Trustee is unable to decide between alternative courses of action permitted or required by the terms of this Agreement or any Basic Document, or is unsure as to the application, intent, interpretation or meaning of any provision of this Agreement or the Basic Documents, such Trustee shall promptly give notice (in such form as shall be appropriate under the circumstances) to the applicable Holders requesting instruction as to the course of action to be adopted, and, to the extent such Trustee acts in good faith in accordance with any such instruction received, such Trustee shall not be liable on account of such action to any Person. If a Trustee shall not have received appropriate instructions within ten Business Days of such notice (or within such shorter period of time as reasonably may be specified in such notice or may be necessary under the circumstances) it may, but shall be under no duty to, take or refrain from taking such action which is consistent, in its reasonable view, with this Agreement or the Basic Documents, and as it shall deem to be in the best interests of the applicable Holders, and such Trustee shall have no liability to any Person for any such action or inaction.

          SECTION V.4    Furnishing of Documents.
                         -----------------------

          (a) Each Trustee shall furnish to each Holder of the General Interest duplicates or copies of all reports, notices, requests, demands, certificates, financial statements and any other instruments furnished to such Trustee under the Basic Documents which relate to such Holder's General Interest and which are delivered to such Trustee by a Person other than the Servicer.

          (b) Each Trustee shall furnish to each Holder of a Portfolio Interest upon request duplicates or copies of all reports, notices, requests, demands, certificates, financial statements and any other instruments furnished to such Trustee under the Basic Documents which relate to such Holder's Portfolio Interest.

          SECTION V.5  Representations and Warranties of the Trustees. Each
                       ----------------------------------------------
Trustee (as to itself) hereby makes the following representations and warranties as of the date hereof:

          (a) The General Interest Trustee is a banking corporation duly organized, validly existing and in good standing under the laws of its jurisdiction of organization; the eligibility requirements set forth in
     Section 5.11 are satisfied with respect to it. The Delaware Trustee is a corporation validly existing and in good standing under the laws of its jurisdiction of organization.

          (b) It has full power, authority and legal right to execute, deliver and perform its obligations under this Agreement, and has taken all necessary action to authorize the execution, delivery and performance by it of this Agreement.

          (c)  The execution, delivery and performance by it of this Agreement
     (i) shall not violate any provision of any law or regulation governing the banking, trust or corporate powers (as appropriate) of such Trustee or any order, writ, judgment or decree of any court, arbitrator or governmental authority applicable to such Trustee or any of its assets, (ii) shall not violate any provision of the corporate charter or by-laws of such Trustee, and (iii) shall not violate any provision of, or constitute, with or without notice or lapse of time, a default under, or result in the creation or imposition of any lien on any properties included in the Trust pursuant to the provisions of any mortgage, indenture, contract, agreement or other undertaking to which it is a party, which violation, default or lien could reasonably be expected to have a materially adverse effect on such Trustee's performance or ability to perform its duties as trustee under this Agreement or on the transactions contemplated in this Agreement.

          (d) The execution, delivery and performance by such Trustee of this Agreement shall not require the authorization, consent or approval of, the giving of notice to, the filing or registration with, or the taking of any other action in respect of, any governmental authority or agency regulating the corporate trust activities of Trustee.

          (e) This Agreement has been duly executed and delivered by such Trustee and constitutes the legal, valid and binding agreement of such Trustee, enforceable in accordance with its terms, except as enforceability may be limited by bankruptcy, insolvency, reorganization, or other similar laws affecting the enforcement of creditors' rights in general and by general principles of equity, regardless of whether such enforceability is considered in a proceeding in equity or at law.

          (f) The office where such Trustee keeps its records concerning the transactions contemplated hereby is located at: (i) in the case of the General Interest Trustee, the Corporate Trust Office, and (ii) in the case of the Delaware Trustee, the Delaware Office.

          SECTION V.6   Reliance; Advice of Counsel.
                        ---------------------------

          (a) A Trustee shall incur no liability to anyone in acting upon any signature, instrument, notice, resolution, request, consent, order, certificate, report, opinion, bond or other document or paper believed by it to be genuine and believed by it to be signed by the proper party or parties and need not investigate any fact or matter in any such document. A Trustee may accept a certified copy of a resolution of the board of directors or other governing body of any corporate party as conclusive evidence that such resolution has been duly adopted by such body and that the same is in full force and effect. As to any fact or matter the method of the determination of which is not specifically prescribed herein, a Trustee may for all purposes hereof rely on a certificate, signed by the president or any vice president or by the treasurer or other authorized officer of the appropriate Person, as to such fact or matter, and such certificate shall constitute full protection to such Trustee for any action taken or omitted to be taken by it in good faith in reliance thereon.

          (b) In the exercise or administration of the trusts hereunder and in the performance of its duties and obligations under this Agreement or the Basic Documents, a Trustee: (i) may act directly or through its attorneys, custodians or nominees pursuant to agreements entered into with any of them, and a Trustee shall not be liable for the conduct or misconduct of such attorneys, custodians or nominees if such agents, attorneys, custodians or nominees shall have been selected by such Trustee in good faith with reasonable care and (ii) may consult with counsel, accountants and other skilled professionals to be selected with reasonable care and employed by it. No Trustee shall be liable for anything done, suffered or omitted in good faith by it in accordance with the opinion or advice of any such counsel, accountants or other skilled professionals which are not contrary to this Agreement or any Basic Document.

          (c) In the absence of bad faith on its part, a Trustee may conclusively rely upon certificates or opinions furnished to such Trustee and conforming to the requirements of this Agreement in determining the truth of the statements and the correctness of the opinions contained therein; provided, however, that such Trustee shall have examined such
              --------  -------
     certificates or opinions and reasonably shall have determined compliance of the same with the requirements of this Agreement.

          SECTION V.7   Compensation and Indemnities. Unless otherwise provided
                        ----------------------------
     in any Servicing Agreement or Portfolio Supplement:

          (a) The Servicer shall pay and be responsible for (and, to the extent of any failure by the Servicer, each Trustee shall be paid as provided in
     Section 3.14 of the Servicing Agreement, and, if the funds available therein are insufficient to pay such Trustee, then each Trustee shall be paid out of the Trust Assets administered by such Trustee) (i) reasonable compensation in the amounts agreed upon by Grantor and such Trustee (which shall not be limited by any provision of law in regard to compensation of a trustee of an express trust unless such provision may not effectively be waived) for its services hereunder and for administering the Trust Assets and (ii) all of the fees, costs and expenses incurred by such Trustee (including the reasonable fees and disbursements of its counsel and such special counsel as such Trustee elects to retain) (A) arising in connection with the preparation, execution, delivery, modification, and termination of this Agreement or the enforcement of any of the provisions hereof or (B) incurred or required to be advanced in connection with the administration of the Trust Assets and the preservation, protection or defense of such Trustee's rights hereunder and in and to the Trust Assets.

          (b) Each Trustee and its Affiliates, officers, directors, shareholders, employees, representatives or agents (each, an "Indemnified
                                                                   -----------
     Person" and each Indemnified Person who bears any such relationship to such
     ------
     Trustee being a "Trustee Related Person") shall be indemnified and held
                      ----------------------
     harmless by the Servicer (and, to the extent of any failure by the Servicer, as provided by Section 3.14 of the Servicing Agreement, and if the funds available therein are insufficient to pay such amounts, then out of and to the extent of the General Trust Assets or Portfolio Assets, as applicable, for which such Trustee acts as a trustee) with respect to any Claim arising out of or incurred by reason of the creation, operation or termination of the Trust or any act or omission performed or omitted by such Indemnified Person in good faith on behalf of the Trust and in a manner such Indemnified Person reasonably believed to be within the scope of authority conferred on such Indemnified Person by this Agreement with any allocation of such indemnification among the Trust Assets to be made as provided for in Section 4.1(b) hereof; provided, however, that no Trustee
                                            --------  -------
     or its Trustee Related Persons shall be indemnified or held harmless from any Trust Assets as to any Claim (A) for which the Initial Beneficiary, a Servicer or any of their respective Affiliates shall be liable pursuant to this Agreement or a Servicing Agreement, (B) incurred by reason of such Trustee's or any such Trustee Related Person's bad faith, negligent action, negligent failure to act or its own willful misconduct or misfeasance or similar acts or omissions, (C) incurred by reason of the inaccuracy of such Trustee's respective representations and warranties pursuant to any Servicing Agreement or contained in Section 5.5 or (D) incurred by reason of such Trustee's breach of its covenant set forth in Section 5.15.

          (c) The compensation and indemnities described in this Section 5.7 shall survive the resignation or termination of such Trustee or the termination of this Agreement. Any amounts paid to a Trustee pursuant to this Section 5.7 shall be deemed not to be a part of the General Trust Assets or the Portfolio Assets, as applicable, immediately after such payment.

          (d) In connection with any Claim for recovery asserted in legal actions brought by any Person under any Lease based upon provisions therein or upon other rights or remedies arising from any requirements of law applicable to the Leases or Leased Vehicles:

               (i) the Trust, and if applicable, the Trustees are the holders of Certificates of Title only as trustees on behalf of the Holders, and not as a principal or in any individual or personal capacity;

               (ii) the Trustees shall not be personally liable for, or obligated to pay such Persons, or be responsible to the Holders for any Claim amounts to be applied against any Lease payments or Trust Assets, pursuant to such legal actions other than any liability or obligations arising pursuant to Section 5.15 of this Trust Agreement;

               (iii) the Trustees will pay, solely from available Trust Assets, Claims of such Persons only pursuant to final judicial orders or judgments, or judicially-approved settlement agreements resulting from such legal actions;

               (iv) the Trustees will comply with judicial orders, proceedings and judgments that require its actions or cooperation in connection with such Persons' legal actions to recover Claims against Holders; and

               (v) the Trustees will cooperate with and assist Grantor, any Servicer, and the Holders in their defense of legal actions by such Persons to recover Claims if such cooperation and assistance is not contrary to the interests of the Trustees as a party to such legal actions and if the Trustees are satisfactorily indemnified for all liability, costs and expenses arising therefrom.

          (e) Any Trustee (other than in its capacity as a trustee of the Trust) may engage in or possess an interest in other business ventures of any nature or description, independently or with others, similar or dissimilar to the business of the Trust, and the Trust and the Holders shall have no rights by virtue of this Trust Agreement in and to such independent ventures or the income or profits derived therefrom, and the pursuit of any such venture, even if competitive with the business of the Trust, shall not be deemed wrongful or improper. No Trustee shall be obligated to present any particular investment or other opportunity to the Trust even if such opportunity is of a character that, if presented to the Trust, could be taken by the Trust, and any Trustee shall have the right to take for its own account (individually or as a partner or fiduciary) or to recommend to others any such particular investment or other opportunity. Any Trustee may engage or be interested in any financial or other transaction with the Grantor or any Affiliate of the Grantor or may act as depository for, or act on any committee or body of holders of, securities or other obligations of the Grantor or its Affiliates.

          SECTION V.8   Resignation or Removal of Trustees.
                        ----------------------------------

          (a   A Trustee may give notice of its intent to resign and be
     discharged from the trusts hereby created by written notice thereof to the Holders of the General Interest Certificates (in the case of the General Interest Trustee or the Delaware Trustee) or the Holders of the applicable Portfolio Interest Certificates (in the case of a Portfolio Trustee); provided that no such resignation shall become effective, and such Trustee shall continue to serve until the time set forth in Section 5.8(d). Upon receiving such notice of resignation, the Requisite Holders shall promptly appoint a successor Trustee by delivering a written instrument, in duplicate, to the resigning Trustee and the successor Trustee. If no successor Trustee shall have been appointed and have accepted appointment within 60 days after the giving of such notice, the resigning Trustee giving such notice may petition any court of competent jurisdiction for the appointment of a successor Trustee.

          (b   The Requisite GI Holder may remove the General Interest Trustee or the Delaware Trustee and the Majority PI Holders with respect to the applicable Portfolio Interest may remove their Portfolio Trustee:

               (i    if such Trustee shall cease to be eligible in accordance
     with the provisions of Section 5.11 or such Trustee's representations or warranties pursuant to Section 5.5 shall prove to have been untrue in any material respect when made but such Trustee shall fail to resign after written request therefor by the Requisite Holders;

               (ii   if such Trustee breaches its covenants in Section 5.15,
     which breach is not cured within 30 days;

               (iii  if such Trustee shall be adjudged bankrupt or insolvent;

               (iv   if a receiver or other public officer shall be appointed or take charge or control of such Trustee or of its property or affairs for the purpose of rehabilitation, conservation or liquidation;

               (v    if such Trustee shall otherwise be incapable of acting or
          it shall be illegal for such Trustee to act; or

               (vi   at its discretion.

          (c   If a Trustee gives notice of its intent to resign or is removed or if a vacancy exists in the office of a Trustee for any reason, the Requisite GI Holder (with respect to the General Interest Trustee or the Delaware Trustee) or the Majority PI Holders (with respect to their Portfolio Trustee) shall promptly appoint a successor Trustee by written instrument, in duplicate (one copy of which instrument shall be delivered to the outgoing Trustee so removed and one copy to the successor Trustee) and shall pay all fees and expenses owed to the outgoing Trustee.

          (d   Any resignation or removal of a Trustee and appointment of a successor Trustee pursuant to any of the provisions of this Section 5.8 shall not become effective and no such resignation shall be deemed to have occurred until a written acceptance of appointment is delivered by the successor Trustee to the Initial Beneficiary, the Requisite GI Holder or the Majority PI Holders of the applicable Portfolio Interest and the outgoing Trustee and all fees and expenses due to the outgoing Trustee are paid. Any successor Trustee appointed pursuant to this Section 5.8 shall be eligible to act in such capacity in accordance with Section 5.11 and, following compliance with the preceding sentence, shall become fully vested with all the rights, powers, duties and obligations of its predecessor under this Agreement, with like effect as if originally named as Trustee.

          (e   The predecessor Trustee shall upon payment of its fees and expenses deliver to the successor Trustee all documents and statements and monies held by it under this Agreement. The Requisite GI Holder (with respect to the General Interest Trustee and the Delaware Trustee) or the Majority PI Holders (with respect to their Portfolio Trustee) and the predecessor Trustee shall execute and deliver such instruments and do such other things as may reasonably be required for fully and certainly vesting and confirming in the successor Trustee all such rights, powers, duties and obligations.

          SECTION V.9   Merger or Consolidation of Trustees.
                        -----------------------------------

          (a   Any Person into which a Trustee may be merged or converted or with which it may be consolidated, or any Person resulting from any merger, conversion or consolidation to which a Trustee shall be a party, or any Person succeeding to all or substantially all of the corporate trust business of a Trustee shall be the successor of such Trustee hereunder, provided such Person shall be eligible pursuant to Section 5.11, without the execution or filing of any instrument or any further act on the part of any of the parties hereto (other than the written consent of the Requisite GI Holder and the Majority PI Holders). Such Person, if requested in writing by the Initial Beneficiary, shall execute an agreement of assumption to perform every obligation of such Trustee under this Agreement.

          (b   Upon the occurrence of any of the events described in Section 5.8 or paragraph (a) of this Section 5.9, the successor Trustee (if replacing the Delaware Trustee) shall, to the extent required by Delaware law, cause an amendment to the certificate of trust to be filed with the Secretary of State, in accordance with the provision of Section 3810 of the Delaware Business Trust Statute, indicating the change with respect to the Delaware Trustee's identity.

          SECTION V.10  Appointment of Co-Trustee or Separate Trustee.
                        ---------------------------------------------

          (a   Notwithstanding any other provisions of this Agreement, at any time, for the purpose of meeting any legal requirement of any jurisdiction in which any part of the Trust Assets may at the time be located or if a Trustee shall be advised by counsel satisfactory to it that it is necessary or prudent in the interest of the applicable Holders, then the Requisite GI Holder, the Majority PI Holders or a Servicer (any such Person, the "Applicable Appointing Person" for purposes of this Section 5.10(a)) and
      ----------------------------
     the applicable Trustee, acting jointly, shall have the power to execute and deliver all instruments to appoint one or more Persons approved by such Persons to act as co-trustee or co-trustees, jointly with such Trustee, or to act as separate trustee or trustees, of all or any part of the Trust Assets comprising the Trust Interest in which such Applicable Appointing Person has an interest, and to vest in such Person, in such capacity and for the benefit of the applicable Holders, such title to the related

     Trust Assets, or any part thereof, and, subject to the other provisions of this Section 5.10, such powers, duties, obligations, rights and trusts as such Persons may consider necessary or desirable. If the Applicable Appointing Person shall not have joined in such appointment within 15 days after their receipt of a written request from the applicable Trustee to do so, such Trustee may act under the foregoing provisions of this Section without the concurrence of the Applicable Appointing Person. The Applicable Appointing Person hereby appoints the applicable Trustee as its agent and attorney to act for it under the foregoing provisions of this Section in such contingency. No co-trustee or separate trustee under this Agreement shall be required to meet the terms of eligibility as a successor trustee pursuant to Section 5.11 and no notice of the appointment of any co-trustee or separate trustee shall be required pursuant to Section 5.8, except that no co-trustee or separate trustee under this Agreement may be the Initial Beneficiary or an Affiliate thereof.

          (b   Each separate trustee and co-trustee shall, to the extent
     permitted by law, be appointed and act subject to the following provisions and conditions:

               (i    all rights, powers, duties and obligations conferred or
          imposed upon the applicable Trustee shall be conferred upon or imposed and exercised or performed by such Trustee and such separate trustee or separate trustees or co-trustee or co-trustees jointly (it being understood that such separate trustee or co-trustee is not authorized to act separately without such Trustee joining in such act), except to the extent that under any law of any jurisdiction in which any particular act or acts are to be performed (whether as a Trustee under this Agreement or as successor to any Servicer under this Agreement or any Servicing Agreement), such Trustee shall be incompetent or unqualified to perform such act or acts, in which event such rights, powers, duties and obligations (including the holding of title to the Trust Assets or any portion thereof in any such jurisdiction) shall be exercised and performed singly by such separate trustee or separate trustees or co-trustee or co-trustees, but solely at the direction of such Trustee;

               (ii   no trustee under this Agreement shall be personally liable by reason of any act or omission of any other trustee under this Agreement (unless such other trustee acts or fails to act at the direction of such first trustee); and

               (iii except as the Requisite GI Holder may otherwise expressly direct in writing, all rights, powers, duties and obligations conferred upon the General Interest Trustee in respect of the custody and management of moneys, marketable securities and other securities shall be exercised solely by the General Interest Trustee;

               (iv   the applicable Requisite Holders and a Trustee acting
          jointly may at any time by instrument in writing accept the resignation of or remove any separate trustee or co-trustee and, in that case by an instrument in writing executed by them jointly, may appoint a successor to such separate trustee or co-trustee, as the case may be, anything contained herein to the contrary notwithstanding. If the applicable

          Requisite Holders shall not have joined in the execution of any such instrument within 15 days after receiving a written request from a Trustee to do so, such Trustee shall have the power to accept the resignation of or remove any such separate trustee or co-trustee and to appoint a successor without the concurrence of the applicable Requisite Holders. Each Holder hereby appoints the General Interest Trustee and Delaware Trustee (with respect to the Requisite GI Holder) and the applicable Portfolio Trustee (with respect to a Portfolio Interest) its agent and attorney to act for it in such contingency. If a Trustee shall have appointed a separate trustee or separate trustees or co-trustee or co-trustees as above provided, such Trustee may at any time, by an instrument in writing, accept the resignation of or remove any such separate trustee or co-trustee and the successor to any such separate trustee or co-trustee shall be appointed by the Requisite Holders and such Trustee, or by such Trustee alone pursuant to this Section 5.10.

          (c   Any notice, request or other writing given to the applicable
     Trustee shall be deemed to have been given to each of the then separate trustees and co-trustees, as effectively as if given to each of them. Every instrument appointing any separate trustee or co-trustee shall refer to this Agreement and the conditions of this Article V. Each separate trustee and co-trustee, upon its acceptance of the trusts conferred, shall be vested with the estates or property specified in its instrument of appointment, either jointly with the applicable Trustee or separately, as may be provided therein, subject to all the provisions of this Agreement, specifically including every provision of this Agreement relating to the conduct of, affecting the liability of, or affording protection to, such Trustee. Each such instrument shall be filed with such Trustee and a copy thereof given to each related Holder and Servicer.

          (d   Any separate trustee or co-trustee may at any time appoint the applicable Trustee as its agent or attorney-in-fact with full power and authority, to the extent not prohibited by law, to do any lawful act under or in respect of this Agreement on its behalf and in its name. If any separate trustee or co-trustee shall die, become incapable of acting, resign or be removed, all of its estates, properties, rights, remedies and trusts relating to the Agreement and the Trust Assets shall vest in and be exercised by the applicable Trustee, to the extent permitted by law, without the appointment of a new or successor trustee. Notwithstanding anything to the contrary in this Agreement, the appointment of any separate trustee or co-trustee shall not relieve the applicable Trustee of its obligations and duties under this Agreement.

          (e   Each separate trustee or co-trustee shall be entitled to the benefits of Section 5.7 to the same extent as if such Person were a Trustee hereunder.

          SECTION V.11  Eligibility Requirements for Trustees. Except as
                        -------------------------------------
otherwise provided in this Agreement, the General Interest Trustee and each Portfolio Trustee under this Agreement shall at all times: (a) be a corporation or banking association organized under the laws of the United States of America, or any one of the fifty states of the United States, the District of Columbia or the Commonwealth of Puerto Rico, which corporation shall not be a Grantor or any Affiliate thereof;

(b) be authorized to exercise corporate trust powers and (c) have a combined capital and surplus of at least $50,000,000 and be subject to supervision or examination by federal or state authorities. If such corporation shall publish reports of condition at least annually, pursuant to law or the requirements of the aforesaid supervising or examining authority, then for the purpose of this
Section 5.11, the combined capital and surplus of such corporation shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. If at any time any Trustee shall cease to be eligible in accordance with the provisions of this Section 5.11, such Trustee shall resign immediately in the manner and with the effect specified in Section
5.8. In the case of the Delaware Trustee only, the Delaware Trustee shall at all times satisfy the requirements of Section 3807 of the Delaware Business Trust Statute.

     SECTION V.12 Doing Business in Other Jurisdictions. Notwithstanding
                  -------------------------------------
anything contained herein to the contrary, no Trustee shall be required to take any action in any jurisdiction other than in any State of Qualification of such Trustee if the taking of such action may (a) require the consent, approval, authorization or order of or the giving of notice to, or the registration with or the taking of any other action in respect of, any state or other governmental authority or agency of any jurisdiction other than a State of Qualification; (b) result in any fee, tax or other governmental charge under the laws of any jurisdiction or any political subdivisions thereof in existence on the date hereof other than a State of Qualification becoming payable by such Trustee; or
(c) subject such Trustee to personal jurisdiction in any jurisdiction other than a State of Qualification for causes of action arising from acts unrelated to the consummation of the transactions by such Trustee, as the case may be, contemplated hereby. In the event that a Trustee does not take any action because such action may result in the consequences described in the preceding sentence, such Trustee will appoint a co-trustee or separate trustee pursuant to
Section 5.10 to proceed with such action.

     SECTION V.13 Appointment of Servicers. On the date hereof, the Trust is
                  ------------------------
entering into an Origination and Servicing Agreement with Navistar Financial (the "GI Servicer") with respect to the General Interest. The Trust shall enter from time to time into one or more other Servicing Agreements or Portfolio Servicing Agreement Supplements with Navistar Financial or with such other or additional Persons as the Requisite Holders of any Trust Interest shall designate in writing with respect to the applicable Trust Interest. Each Servicing Agreement shall specify various duties, powers, liabilities, obligations and compensation of the Servicer with respect to the administration and servicing of those Trust Assets as to which such Servicing Agreement applies, including Leased Vehicles and Leases. The Trust shall enforce all rights and remedies available to the Trust pursuant to each Servicing Agreement, on behalf of and for the benefit of the Holder of the applicable Trust Interest, and all damages recovered by the Trust as a result of any breach of any Servicing Agreement by a Servicer promptly shall be deposited into the applicable General Trust Account or Portfolio Account.

     SECTION V.14 Trustees Not Liable for Certificates or Leases. A Trustee
                  ----------------------------------------------
shall have no obligation to perform any of the duties of the Initial Beneficiary or any Servicer unless explicitly set forth in this Agreement, a Portfolio Supplement or any Servicing Agreement. A Trustee shall at no time have any responsibility or liability for or with respect to (a) the validity or sufficiency of this Agreement (except as set forth in Section 5.5) or the due execution hereof by the Initial Beneficiary or the legality, validity and enforceability of any security interest in any Trust Asset; (b) the perfection or priority of such a security interest or the maintenance of any such perfection and priority; (c) the efficacy of the Trust or its ability to generate the payments to be distributed to the Initial Beneficiary or its permitted assignees or pledgees under this Agreement, including the existence, condition, location and ownership of any Trust Asset;
(d) the existence and enforceability of any Insurance Policy; (e) the existence and contents of any Lease or any computer or other record thereof; (f) the validity of the assignment of any Trust Asset to the Trust or of any intervening assignment; (g) the completeness of any Lease; (h) the performance or enforcement of any Lease; (i) the compliance by the Initial Beneficiary or any Servicer with any covenant or the breach by the Initial Beneficiary or any Servicer of any warranty or representation in any document and the accuracy of any such warranty or representation prior to such Trustee's receipt of notice or other discovery of any noncompliance therewith or any breach thereof; (j) any investment of monies by any Servicer or any loss resulting therefrom (it being understood that such Trustee shall remain responsible for any Trust Assets that it may hold); (k) the acts or omissions of any Dealer or any other Person, the Initial Beneficiary, any Servicer or any Lessee under, or in connection with the origination of, any Lease; (l) any action of any Servicer taken in the name of such Trustee or the acts or omissions of any Servicer under any Servicing Agreement or any other agreement contemplated hereby or thereby; (m) any action by such Trustee taken at the instruction of the Initial Beneficiary, any assignee or pledgee of any Certificate or any Servicer in accordance with the terms hereof; (n) the preparation, execution or filing of any tax returns on behalf of the Trust; or (o) the preparation, execution or filing of any document or report with the Securities and Exchange Commission or any state securities commission or agency; provided, however, that the foregoing shall not relieve
                      --------  -------
any Trustee of its obligation to perform its duties under this Agreement. Except with respect to a Claim based on the failure of a Trustee to perform its duties
(i) under this Agreement to authenticate and deliver Certificates at the request of the Initial Beneficiary, (ii) as set forth in Sections 5.1(a), 5.11, 5.15 or 8.7, or (iii) based on a Trustee's willful misconduct, bad faith or negligence, no recourse shall be had against the Person or institution serving as a Trustee in its individual capacity for any Claim based on any provision of this Agreement or any Servicing Agreement, or any Trust Asset or assignment thereof. A Trustee shall not have any personal obligation, liability or duty whatsoever to the Initial Beneficiary or any other Person with respect to any such Claim, and any such Claim shall be asserted solely against the Trust Assets or any indemnitor who shall furnish indemnity as provided in the Agreement. A Trustee shall not be accountable for the use or application by the Initial Beneficiary or a Special Purpose Entity of any of the Portfolio Interest Certificates or of the proceeds of such Certificates, or for the use or application of any funds properly paid to any Servicer pursuant to any Servicing Agreement.

     SECTION V.15 Covenant of Trustees. Each Trustee, in its individual
                  --------------------
capacity, agrees that it will, at its own cost and expense (but without any right of indemnity hereunder with respect to such cost or expense), promptly take such action as may be necessary duly to discharge and satisfy in full all liens or encumbrances on any part of the Trust Assets attributable to such Trustee in its individual capacity which result from Claims against such Trustee in its individual capacity unrelated to the ownership of the Trust Assets or the administration of the Trust or any other transaction pursuant to this Agreement or any document included in the Trust Assets.

                                   ARTICLE VI
                              TERMINATION OF TRUST

     SECTION VI.1 Dissolution of Trust. The Trust shall dissolve upon the
                  --------------------
unanimous written agreement of all of the Holders of Certificates. Upon the dissolution of the Trust and upon confirmation of "winding up" as provided in
Section 3808 of the Delaware Business Trust Act, the Delaware Trustee shall cause the certificate of trust to be canceled by filing a certificate of cancellation with the Secretary of State in accordance with the provisions of
Section 3810 of the Delaware Business Trust Statute and the Trust shall terminate. Notwithstanding the foregoing, if any state would not respect the characterization of the Trust as a trust under the laws of such state unless the trust satisfies the "rule against perpetuities," then in such event the Trust created by this Agreement shall not continue beyond the expiration of 21 years from the death of the last survivor of the descendants that are living on the date of this Agreement of all the officers of the Delaware Trustee.

                                   ARTICLE VII
                                   AMENDMENTS

     SECTION VII.1 Amendments.
                   ----------

     (a Prior to a Permitted Financing, this Agreement may be amended or supplemented by written agreement between the Requisite GI Holder and the General Interest Trustee (entered into by the General Interest Trustee at the written direction of the Requisite GI Holder). After the first Permitted Financing, any such amendment shall also require such additional approvals, if any, that are required, under each Permitted Financing and related Portfolio Supplement; provided, however, that unless otherwise specified in a
                         --------  -------
   Portfolio Supplement, an amendment shall not require any approval under such Portfolio Supplement or related Permitted Financing if the Holders of any Portfolio Interests issued in connection with such Permitted Financing would not be adversely affected by such amendment.

     (b In particular, but without limiting the foregoing, this Agreement may be supplemented by means of one or more Portfolio Supplements in connection with any Permitted Financing. Such supplemental agreements may provide, among other things, further terms and conditions relating to Portfolio Assets for the particular benefit of Holders of related Portfolio Interests.

     (c Each Portfolio Supplement entered into prior to April 15, 1999 shall constitute a valid and effective supplement to this amended and restated Trust Agreement, and shall be subject to this Trust Agreement as amended and restated as of April 15, 1999.

     SECTION VII.2 Form of Amendments.
                   ------------------
                                       27

           (a Promptly after the execution of any amendment, supplement or consent pursuant to Section 7.1, the General Interest Trustee shall furnish written notification of the substance of such amendment, supplement or consent to each Holder.

           (b Prior to the execution of any amendment, supplement or consent to this Agreement, any Servicing Agreement or any other agreement contemplated hereby or thereby, any Trustee shall be entitled to receive and rely upon an Opinion of Counsel stating that the execution of such amendment, supplement or consent is authorized or permitted by this Agreement and that all conditions precedent, if any, to such execution have been satisfied. A Trustee may, but shall not be obligated to, enter into any such amendment which affects such Trustee's own rights, duties or immunities under this Agreement or otherwise.

                                  ARTICLE VIII
                                  MISCELLANEOUS

           SECTION VIII.1 No Legal Title to Trust Assets. The Holders shall not
                          ------------------------------
have legal title to any part of the Trust Assets, unless title has been transferred to a Holder pursuant to Section 2.6(b) hereof or unless otherwise provided in a Portfolio Supplement. The Holders shall be entitled to receive distributions with respect to their undivided ownership interest or divided ownership interest, as applicable, therein only in accordance with this Agreement, the Servicing Agreement and any Portfolio Supplement. No Transfer, by operation of law or otherwise, of any right, title, and interest of the Holders to and in their ownership interest in the Trust Assets shall operate to terminate this Agreement or the trusts hereunder.

           SECTION VIII.2 Limitations on Rights of Others. The provisions of
                          -------------------------------
this Agreement are solely for the benefit of the Trustees, Grantor and the Holders, and nothing in this Agreement, whether express or implied, shall be construed to give to any other Person any legal or equitable right, remedy or Claim in the Trust Assets or under or in respect of this Agreement or any covenants, conditions or provisions contained herein.

           SECTION VIII.3 Notices. All demands, notices and communications upon
                          -------
or to Grantor, the Trustees or any Holder under this Agreement shall be delivered as specified in Appendix B to this Agreement or as specified in a
                          ----------
Portfolio Supplement.

           SECTION VIII.4 Severability. If any one or more of the covenants,
                          ------------
agreements, provisions or terms of this Agreement shall be for any reason whatsoever held invalid, then such covenants, agreements, provisions or terms shall be deemed enforceable to the fullest extent permitted, and if not so permitted, shall be deemed severable from the remaining covenants, agreements, provisions or terms of this Agreement and shall in no way affect the validity or enforceability of the other provisions of this Agreement or of the Certificates or the rights of the Holders thereof.

           SECTION VIII.5 Counterparts. This Agreement may be executed by the
                          ------------
parties
hereto in separate counterparts (and by different parties on separate counterparts), each of which when so executed and delivered shall be an original, but all of which together shall constitute one and the same instrument.

             SECTION VIII.6 Successors and Assigns. All covenants and agreements
                            ----------------------
contained herein shall be binding upon, and inure to the benefit of, Grantor, the Trustees and each Holder and their respective successors and permitted assigns, all as herein provided. Any request, notice, direction, consent, waiver or other instrument or action by a Holder of a Certificate shall bind the successors and assigns of such Holder.

             SECTION VIII.7 No Petition Covenant.
                            --------------------
             (a Notwithstanding any prior termination of this Agreement, Grantor, each Trustee and each Holder or Transferee of a Certificate by accepting a Certificate (or interest therein or Transfer thereof), hereby covenants and agrees that it shall not, prior to the date which is one year and a day after which all obligations under each Permitted Financing have been paid in full, acquiesce, petition or otherwise invoke, or join any other Person in acquiescing, petitioning or otherwise invoking, against the Trust or any Special Purpose Entity, any proceeding in court or with any governmental authority for the purpose of (i) commencing or sustaining a case against such Trust or Special Purpose Entity under any federal or state bankruptcy, insolvency or similar law, or (ii) appointing a receiver, liquidator, assignee, trustee, custodian, sequestrator or other similar official of all or any substantial part of the respective property of such Trust or Special Purpose Entity, or (iii) ordering the winding up or liquidation of the affairs of such Trust or Special Purpose Entity.

             (b No bankruptcy, reorganization, arrangement, insolvency or liquidation proceeding or other proceedings under any federal or state bankruptcy, insolvency or similar law shall be instituted or joined in by the Trust without the unanimous consent of all Trustees and Certificate Holders hereunder. A Portfolio Trustee shall not so consent unless directed to do so by the Holders of all of the applicable Portfolio Interests, and the Delaware Trustee shall not so consent unless directed to do so by all of the Holders.

             (c This Section 8.7 shall survive the termination of this Agreement or the resignation or any removal of any Trustee under this Agreement.

             SECTION VIII.8 No Recourse. Each Holder by accepting a Certificate
                            -----------
(or interest therein) acknowledges that such Holder's Certificate (or interest therein) represents beneficial interests in certain Trust Assets only and does not represent interests in or obligations of Grantor, the Trustees or any Affiliate thereof and no recourse, either directly or indirectly, may be had against such parties or their assets, except as may be expressly set forth or contemplated in this Agreement, the Certificates, the Basic Documents or any applicable Transaction Document. Except as expressly provided in the Basic Documents, none of Grantor, or the Trustees in their respective individual capacities, or any of their respective partners, beneficiaries, agents, officers, directors, employees or successors or assigns, shall be personally liable for, nor shall recourse be had to any of them for, any

Trustee's performance of, or omission to perform, any of the covenants, obligations or indemnifications contained in the Certificates or this Agreement, it being expressly understood that such covenants and obligations have been made by each Trustee solely in its capacity as Trustee (except as expressly set forth in Section 5.15 hereof). Each Holder by the acceptance of a Certificate (or interest therein) shall agree that, except as expressly provided in the Basic Documents, in the case of nonpayment of any amounts with respect to the Certificates, it shall have no Claim against any of the foregoing parties for any deficiency, loss or Claim therefrom.

     SECTION VIII.9 Headings. The headings of the various Articles and Sections
                    --------
herein are for purposes of reference only and shall not affect the meaning or interpretation of any provision hereof.

     SECTION VIII.10 Governing Law. This Agreement shall be construed in
                     -------------
accordance with the internal laws of the State of Delaware, without reference to its conflict of law provisions, and the obligations, rights and remedies of the parties hereunder shall be determined in accordance with such laws.

     SECTION VIII.11 Separate Entity. The Trustees and the Initial Beneficiary
                     ---------------
shall in all transactions with third parties hold the Trust out as a separate entity from the Initial Beneficiary and any Affiliates of the Initial Beneficiary.

     SECTION VIII.12 Entire Agreement. This Agreement and the other Basic
                     ----------------
Documents constitute the entire agreement between the parties with respect to the subject matter hereof and shall not be rescinded, amended or modified in any manner except as expressly provided pursuant to Article VII.

     SECTION VIII.13 Amended and Restated Trust Agreement. This Trust Agreement
                     ------------------------------------
amends and restates, and supercedes in its entirety, the First Revised Trust Agreement, which was the amended and restated trust agreement contemplated by the Trust Agreement dated as of July 25, 1997 among the Initial Beneficiary, the General Interest Trustee and the Delaware Trustee.

                                    * * * * *

     IN WITNESS WHEREOF, the parties hereto have caused this Trust Agreement to be duly executed by their respective officers hereunto duly authorized, as of the day and year first above written.

                                  THE FIRST NATIONAL BANK OF CHICAGO,
                                  as General Interest Trustee


                                  By:   /s/ Steven M. Wagner
                                       -----------------------

                                  Name:  Steven M. Wagner

                                  Title: First Vice President


                                  FIRST CHICAGO DELAWARE INC.,
                                  as Delaware Trustee

                                  By:   /s/ Steven M. Wagner
                                       ----------------------

                                  Name:  Steven M. Wagner

                                  Title: First Vice President


                               HARCO LEASING COMPANY, INC.,


                                  as Grantor and Initial Beneficiary


                                  By:  /s/ R. Wayne Cain
                                       ------------------
                                  Name:  R. Wayne Cain

                                  Title: Vice President and Treasurer

                                                                       Exhibit A
                                                                              to
                                                                 Trust Agreement

                            NAVISTAR LEASING COMPANY

                          GENERAL INTEREST CERTIFICATE

         evidencing an undivided beneficial ownership interest in all Trust Assets (as defined below) other than Portfolio Assets (as defined below).

         (This Certificate does not represent an obligation of, or an interest in, Harco Leasing Company, Inc. or any of its affiliates.)

Number GI -                        Percentage Interest in General Interest: ___%
           ----------------

         THIS CERTIFIES THAT ___________________ is the registered owner of a nonassessable, fully-paid, undivided beneficial ownership interest in the General Trust Assets (such interest, a "General Interest"), of NAVISTAR LEASING
                                        ----------------
COMPANY, a Delaware business trust (the "Trust") formed by Harco Leasing
                                         -----
Company, Inc., a Delaware corporation ("Harco"), as grantor, The First National
                                        -----
Bank of Chicago, a national banking corporation, as general interest trustee (the "General Interest Trustee") and First Chicago Delaware Inc., a Delaware
      ------------------------
corporation, as Delaware trustee (the "Delaware Trustee"). Harco in its capacity
                                       ----------------
as grantor thereunder, and together with any successors or permitted assigns, shall be referred to herein as the "Grantors." The Trust was created pursuant to
                                    --------
a Trust Agreement dated and effective as of July 25, 1997, as amended and restated as of October 1, 1997 and as further amended and restated as of April 15, 1999 (the "Agreement"), now among Harco as the sole beneficiary (in such
               ---------
capacity, and together with any successors or permitted assigns, the "Initial
                                                                      -------
Beneficiary"), the General Interest Trustee and the Delaware Trustee. A summary
-----------
of certain of the pertinent portions of the Agreement is set forth below. To the extent not otherwise defined herein, the capitalized terms herein have the meanings set forth in the Agreement.

         This Certificate is one of the duly authorized certificates issued under the Agreement and designated as "NAVISTAR LEASING COMPANY GENERAL INTEREST CERTIFICATES" (the "General Interest Certificates"). This General Interest
                    -----------------------------
Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this General Interest Certificate by virtue of the acceptance hereof assents and by which such Holder is bound. Also to be issued under the Agreement are various series of Certificates, each designated as "NAVISTAR LEASING COMPANY PORTFOLIO INTEREST CERTIFICATES" (the "Portfolio Interest Certificates" and, together with the
                    -------------------------------
General Interest Certificates, the "Certificates"). Each series of Portfolio
                                    ------------
Interest Certificates, taken together, will evidence a separate undivided beneficial ownership interest in a separate Portfolio Interest (as defined below).

         The property of the Trust includes, or will include, (a) cash; (b) Leases of Leased Vehicles; (c) the Leased Vehicles and all proceeds thereof, including (i) the Disposition Proceeds of the Leased Vehicles and (ii) each Certificate of Title of a Leased Vehicle; (d) all of Grantors' rights (but not their obligations) with respect to any Lease or Leased Vehicle, including the right to proceeds arising from all repurchase obligations, if any, relating to any Lease or Leased Vehicle; (e) all of Navistar Financial's and Grantor's Dealer Agreement Rights; (f) any proceeds of any Insurance Policy; (g) any rights of the lessor with respect to any security deposit relating to a Lease in accordance with the terms of the Lease; (h) all of the Trust's rights under any Servicing Agreement and (i) all proceeds of any of the foregoing (such assets, the "Trust Assets"). From time to time, certain of the Trust Assets will be
     ------------
identified and accounted for independently within the Trust as one or more separate portfolios (such assets, "Portfolio Assets"). The beneficial interest
                                   ----------------
in each such group of Portfolio Assets shall constitute a separate "divided beneficial ownership interest" ("Portfolio Interest") in the portion of the
                                 ------------------
Trust comprised of such Portfolio Assets. The rights of the Holder of this Certificate to the proceeds of the Portfolio Assets are and will be further set forth in the Agreement and the applicable Portfolio Supplement.

     This Certificate does not represent an obligation of, or an interest in, Grantors, the Initial Beneficiary, the General Interest Trustee or the Delaware Trustee, or any of their respective Affiliates. This Certificate is limited in right to receipt of certain collections and recoveries respecting the Trust Assets not allocated to any Portfolio Interest, all to the extent and as more specifically set forth in the Agreement. A copy of the Agreement may be examined during normal business hours at the principal office of General Interest Trustee or the Delaware Trustee, and at such other places, if any, designated by the General Interest Trustee, by the Holder hereof upon request.

     The General Interest shall be a separate series of the Trust as provided in
Section 3806(b)(2) of the Delaware Business Trust Statute. As such, separate and distinct records shall be maintained for each series of the Trust and the assets of the Trust associated with each series shall be held and accounted for separately from the other assets of the Trust. The debts, liabilities, obligations and expenses incurred, contracted for or otherwise existing with respect to the General Interest or the related General Trust Assets shall be enforceable against such General Trust Assets only, and not against the assets of the Trust generally or against any Portfolio Assets. Except to the extent required by law or specified in this Agreement, the General Interest shall not be subject to the claims, debts, liabilities, expenses or obligations arising from or with respect to any Portfolio Interest or any Portfolio Trustee. No creditor or holder of a claim relating to assets allocated to the General Interest shall be entitled to maintain any action against or recover any assets allocated to any Portfolio Interest in respect of such claim (whether or not such assets were General Trust Assets at any time since such claim arose). By accepting this Certificate, the Holder hereof waives any Claim to any assets of the Trustees and to all of the Trust Assets from time to time included within each Portfolio Interest as Portfolio Assets and those proceeds or assets derived from or earned by such Portfolio Asset.

     By accepting this Certificate, the Holder hereof hereby covenants and agrees that it shall not, prior to the date which is one year and a day after which all obligations under each Permitted Financing have been paid in full, acquiesce, petition or otherwise invoke, or join any other Person in acquiescing, petitioning or otherwise invoking, against the Trust or any Special Purpose Entity, any proceeding in court or with any governmental authority for the purpose of (i) commencing or sustaining a case against such Trust or Special Purpose Entity under any federal or state bankruptcy, insolvency or similar law, or (ii) appointing a receiver, liquidator, assignee, trustee, custodian, sequestrator or other similar official of all or any substantial part of the respective property of such

Trust or Special Purpose Entity, or (iii) ordering the winding up or liquidation of the affairs of such Trust or Special Purpose Entity.

     Prior to the first Permitted Financing, this Certificate and/or the Agreement may be amended by written agreement between the Requisite GI Holder and the General Interest Trustee. After the first Permitted Financing any such amendment shall also require such additional approvals, if any, that are required, under each Permitted Financing and related Portfolio Supplement (if any). If approval of the Holder of this Certificate and the General Interest represented hereby is required, any such consent shall be conclusive and binding on such Holder and on all future Holders hereof and of any Certificate issued upon the permitted Transfer hereof or in exchange hereof or in lieu hereof whether or not notation of such consent is made upon this Certificate.

     Neither a General Interest nor a General Interest Certificate shall be Transferred by a Holder thereof, and any such purported Transfer shall be deemed null, void and of no effect hereunder, unless (i) the Requisite GI Holder has consented in writing to such Transfer and the Transferee has complied with the Bankruptcy Remote Borrowing Conditions or (ii) such Transfer constitutes a pledge of or a grant of a security interest in such General Interest and General Interest Certificate in connection with a Permitted Financing or an absolute Transfer to or by the pledgee thereof solely in connection with the exercise of its remedies with respect to a default under or with respect to the Permitted Financing so secured; provided that any such pledgee complies with the terms set
                      --------
forth in the Agreement. Such a Transfer of this Certificate is registrable upon surrender of this Certificate for registration of Transfer at the Corporate Trust Office of the General Interest Trustee accompanied by a written instrument of Transfer in form satisfactory to the General Interest Trustee duly executed by the Holder hereof or such Holder's attorney duly authorized in writing, and thereupon one or more new General Interest Certificates of the same aggregate undivided interest will be issued to the designated permitted Transferee.

     Prior to due presentation of this Certificate for registration of a permitted Transfer, the Trustees shall regard the Person in whose name this Certificate is registered as the owner hereof for all purposes whatsoever and the Trustees shall not be bound by any notice to the contrary; provided, that the Holder may enter into agreements with any Person with respect to the exercise of any of its rights as Holder of this Certificate. Except as provided in the Agreement, neither Trustees nor any such agent shall be affected by any notice to the contrary.

     The obligations and responsibilities created by the Agreement and the Trust created thereby shall terminate upon the unanimous written agreement of all of the Holders of Certificates. Notwithstanding the foregoing, in no event shall the Trust created by the Agreement continue beyond the expiration of 21 years from the death of the last survivor of the descendants of all officers of the Delaware Trustee living on the date of the Agreement.

     Unless this Certificate shall have a certificate of authentication attached, executed by a Responsible Officer of the General Interest Trustee, by manual or facsimile signature, this Certificate shall not entitle the Holder hereof to any benefit under the Agreement or be valid for any purpose.

     IN WITNESS WHEREOF, the General Interest Trustee on behalf of the Trust and not in its individual capacity has caused this General Interest Certificate to be duly executed.

Dated:                         NAVISTAR LEASING COMPANY


                               The First National Bank of Chicago,
                               as General Interest Trustee


                               By:
                                  ---------------------------------------------
                                           Authorized officer


     GENERAL INTEREST TRUSTEE'S CERTIFICATE OF AUTHENTICATION


         This is one of the General Interest Certificates referred to in the within-mentioned Agreement.


The First National Bank of Chicago,
as General Interest Trustee


By:__________________________________
         Authorized Officer

                                                                      Appendix A
                                                                              to
                                                                 Trust Agreement

                               Part I Definitions

     All terms defined in this Appendix shall have the defined meanings when used in the Basic Documents (as defined below).

     "Additional Harco Secured Obligation" means any obligation that becomes an
      -----------------------------------
Additional Harco Secured Obligation pursuant to Section 2.6 of the Collateral Agency Agreement.

     "Affected Collateral" has the meaning set forth in Section 5.1(a) of the
      -------------------
Collateral Agency Agreement.

     "Affiliate" means, with respect to any Person, any other Person which
      ---------
directly or indirectly controls, is controlled by or is under common control with such Person (excluding any trustee under, or any committee with responsibility for administering, any employee benefit plan). A Person shall be deemed to be "controlled by" any other person if such other Person possesses, directly or indirectly, power (x) to vote 20% or more of the securities (on a fully diluted basis) having ordinary voting power for the election of directors or managing partners or (y) to direct or cause the direction of the management and policies of such Person whether by contract or otherwise.

     "Back-up Security Interest" means, with respect to any Designated
      -------------------------
Collateral, (i) the security interests granted pursuant to Sections 2.1(c), (d) and (e) of the Collateral Agency Agreement.

     "Bankruptcy Code" means the United States Bankruptcy Code of 1978, as
      ---------------
amended from time to time, or any successor federal statute.

     "Bankruptcy Remote Borrowing Conditions" means a Transferee with respect to
      --------------------------------------
Section 3.6 of the Trust Agreement or a lender with respect to Section 5.1 of the Trust Agreement must (i) give a no-petition covenant in favor of the Trust and each Special Purpose Entity substantially similar to that set forth in
Section 8.7 of the Trust Agreement, (ii) execute an undertaking in favor of each Holder or Transferee from time to time of any Portfolio Interest or Portfolio Interest Certificate to release all Claims to each Portfolio Interest whether then or thereafter created and, in the event that such release is not given effect, to fully subordinate all Claims it may be deemed to have against each Portfolio Interest whether then or thereafter created and provide to each Trustee an opinion of counsel to the effect that, in the event of a bankruptcy or insolvency of such Transferee or lender, the assets and liabilities of the Trust will not be substantively consolidated with the assets and liabilities of such Transferee or lender.

     "Basic Documents" means the Trust Agreement, the Certificate of Trust, the
      ---------------
Certificates, the Collateral Agency Agreement and any supplements thereto, the Portfolio Supplements (if any), the Servicing Agreement and any supplements thereto and the other documents

                                     APA-1
and certificates delivered in connection therewith.

          "Board of Directors" means, with respect to any Person, either the
           ------------------
board of directors or other governing body of such Person or any duly authorized committee thereof.

          "Board Resolution" means a copy of a resolution certified by the
           ----------------
Secretary or an Assistant Secretary of any specified Person to have been duly adopted by the Board of Directors of such Person and to be in full force and effect on the date of such certification and delivered to the Person to which such resolution is required to be delivered.

          "Books and Records" means all computer programs, tapes, discs, punch
           -----------------
cards, data processing software, transaction files, master files and related property and rights (except computer and peripheral equipment) pertaining to the Trust, any Trust Interest or any Designated Collateral, or regularly used in enforcing or identifying any Designated Collateral or identifying or establishing the amount of any proceeds of the Trust, any Trust Interest or any Designated Collateral.

          "Business Day" means any day that is not a Saturday, Sunday or other
           ------------
day on which banking institutions in Illinois, Delaware or New York are authorized or obligated by law or executive order to be closed.

          "Certificate" means any General Interest Certificate or Portfolio
           -----------
Interest Certificate.

          "Certificate of Title" means any certificate of title or other
           --------------------
evidence of ownership of a Leased Vehicle issued by a Registrar of Titles in the respective jurisdiction in which such Leased Vehicle is registered.

          "Certificate of Trust" means the Certificate of Trust establishing the
           --------------------
Trust filed with the Secretary of State of Delaware on July 25, 1997, together with all amendments thereto and restatements thereof.

          "Claims" means liabilities, obligations, offset defense, losses,
           ------
damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind or nature whatsoever.

          "Collateral" means any of the following types of collateral: (i) cash;
           ----------
(ii) Leases of Leased Vehicles, (iii) the Leased Vehicles and all proceeds thereof, including (a) the Disposition Proceeds of the Leased Vehicles and (b) each Certificate of Title; (iv) all of Grantor's rights (but not its obligations) and the Trust's rights with respect to any Lease or Leased Vehicle, including the right to proceeds arising from all repurchase obligations, if any, relating to any Lease or Leased Vehicle; (v) all of Harco's Dealer Agreement Rights; (vi) any proceeds of any Insurance Policy; (vii) any rights of the lessor with respect to any security deposit relating to a Lease in accordance with the terms of the Lease; (viii) all of each Electing Holder's right, title and interest in its beneficial interests in the Trust including all right, title and interest in and to all General Interest Certificates and the General Interests represented thereby and all Portfolio Interest Certificates and the Portfolio Interests represented thereby; (ix) all of the Trust's rights under any Servicing Agreement; and (x) all proceeds of any of the foregoing.

                                     APA-2

          "Collateral Account" has the meaning set forth in Section 6.1 of the
           ------------------
Collateral Agency Agreement.

          "Collateral Agency Agreement" means the Collateral Agency Agreement
           ---------------------------
dated as of April 15, 1999 among Harco, Navistar Financial, as Servicer, the other owners specified therein, the Trust and Harris Trust and Savings Bank, as collateral agent (as such agreement may be amended, restated or supplemented from time to time thereafter).

          "Collateral Agent" means Harris Trust and Savings Bank, in its
           ----------------
capacity as collateral agent under this Agreement, or any successor Collateral Agent appointed pursuant to Section 7.7 of the Collateral Agency Agreement.

          "Collateral Agent's Security Interest" means the security interest
           ------------------------------------
granted to the Collateral Agent in Section 2.1 of the Collateral Agency
Agreement.

          "Collateral Release Notice" has the meaning set forth in Section 8.3
           -------------------------
of the Collateral Agency Agreement.

          "Collateral Supplement" has the meaning set forth in Section 2.10(a)
           ---------------------
of the Collateral Agency Agreement.

          "Corporate Trust Office" means the principal corporate trust office of
           ----------------------
the General Interest Trustee at which, at any particular time, its corporate trust business shall be administered, which office as of the Effective Date is located at One First National Plaza, Suite 0126, Chicago, Illinois 60670-0126,
Attention: Corporate Trust Services Division.

          "Dealer" means a Person that is (i) a dealer or distributor of
           ------
vehicles and other products manufactured, assembled or sold by Navistar Transportation or any Subsidiary of Navistar Transportation, (ii) a manufacturer which incorporates in its products, products manufactured, assembled or sold by Navistar Transportation or any Subsidiary of Navistar Transportation, (iii) a distributor of products which incorporate products manufactured, assembled or sold by Navistar Transportation or any Subsidiary of Navistar Transportation, or
(iv) a Person with whom Navistar Financial or Harco has a valid agreement with respect to the acquisition of Leases or Leased Vehicles.

          "Dealer Agreement" means any of the following valid agreements: (i) a
           ----------------
dealer sale/maintenance agreement between Navistar Transportation or an Affiliate of Navistar Transportation and another Person to sell Vehicles manufactured or distributed by Navistar Transportation or its Affiliates, (ii) an agreement between a truck equipment manufacturer and Navistar Transportation to sell Vehicles manufactured or distributed by Navistar Transportation or its Affiliates or (iii) any purchase agreement between Navistar Financial, Harco or the Trust and another Person with respect to Leases and Leased Vehicles.

          "Dealer Agreement Rights" means all of a Person's rights (but not its
           -----------------------
obligations) under Dealer Agreements with respect to Leases and Leased Vehicles.

                                     APA-3

          "Debtor" means any of (i) each Electing Holder with respect to whom
           ------
there are one or more Holder Secured Parties, (ii) Harco and (iii) the Trust.

          "Delaware Business Trust Statute" means the Delaware Business Trust
           -------------------------------
Act, Chapter 38 of Title 12 of the Delaware Code, 12 Del. C. (S)3801 et seq.
                                                                     -- ---

          "Delaware Office" means the principal office of the Delaware Trustee,
           ---------------
which office as of the Effective Date is located at 300 King Street, Wilmington, Delaware 19801, Attention: Michael J. Majchrzak.

          "Delaware Trustee" means First Chicago Delaware Inc., a Delaware
           ----------------
corporation, or any successor "Delaware Trustee" as provided under Section 5.8 or 5.9 of the Trust Agreement.


          "Designated Collateral" means with respect to (i) Harco as Debtor, the
           ---------------------
collateral identified and in which a security interest is granted to a Harco Secured Party pursuant to Section 2.1(a) or (b) of the Collateral Agency Agreement, (ii) a Holder (including Harco) as Debtor, the Collateral identified in a Collateral Supplement (which, unless otherwise provided in such Collateral Supplement, shall consist of all of such Holder's rights with respect to each of the Leases, Leased Vehicles and other Portfolio Assets comprising the Portfolio Interest of such Holder) and in which a security interest is granted pursuant to
Section 2.1 of the Collateral Agency Agreement or (iii) the Trust as Debtor, the Collateral in which a security interest is granted to a Secured Party pursuant to Section 2.1(a) (with respect to General Trust Assets) or Sections 2.1(c), (d) and (e) (with respect to Portfolio Assets); provided, however, that for purposes of the Collateral Agency Agreement and any related Collateral Supplement, in the event that Harco (a) enters into any sale-leaseback transaction with respect to a Portfolio Interest, (b) pledges a Portfolio Interest as collateral for its obligations under a sale-leaseback transaction, or (c) uses assets allocated to a Portfolio Interest in connection with a sale-leaseback transaction or as collateral for its obligations under such a transaction, all obligations of Harco under the Transaction Documents for such transaction shall be deemed to constitute "Secured Obligations" of Harco and the Trust, the lessor and owner participant thereunder shall be deemed to be "Secured Parties" with respect to such obligations, and the "Designated Collateral" with respect to Harco, such Secured Parties, such transaction and such Secured Obligations shall be deemed to include the Portfolio Interest which is sold and leased back by Harco in such sale-leaseback transaction, any Portfolio Interest pledged by Harco as collateral for its obligations under such sale-leaseback transaction, and all assets from time to time allocated to a Portfolio Interest in connection with such sale-leaseback transaction or as collateral for Harco's obligations under such transaction, notwithstanding the fact that such lessor or owner participant may be the Holder of the Portfolio Interest which is sold and leased back or to which the assets have been allocated that are sold and leased back.

          "Disposition Proceeds" means the actual net proceeds received with
           --------------------
respect to the disposition of any Leased Vehicle, whether occurring prior to the expiration or at maturity of the related Lease (whether by way of voluntary or involuntary early termination of the Lease), as a result of: the exercise by the lessee of any purchase option under the Lease; the sale of such Leased Vehicle to a third party; payments received from an Obligor in respect of excess mileage, excess wear and tear, or the like; payments received from any other Person, either directly or through a Servicer, with respect to the residual value of such Leased Vehicle or in respect of a terminal rental adjustment

                                     APA-4
clause; or payments under any Insurance Policy in respect of the residual value of such Leased Vehicle.

          "Effective Date" means October 1, 1997.
           --------------

          "Electing Holder" has the meaning it is given in Section 2.10(b) of
           ---------------
the Collateral Agency Agreement.

          "Eligible Bank" means any bank or trust company that has capital,
           -------------
surplus and undivided profits aggregating at least $500,000,000 (or the equivalent amount in another currency) and whose short-term certificates of deposit are rated at least A-1 by S&P or P-1 by Moody's or (ii) is a "Bank" under the Amended and Restated Credit Agreement dated as of November 4, 1994 among Navistar Financial and the banks, co-arrangers and administrative agent party thereto, as amended from time to time.

          "Eligible Investments" means:
           --------------------

     (A) with respect to the General Interest: (i) direct obligations of, or obligations fully guaranteed as to principal and interest by, the United States, (ii) commercial paper issued in the United States which is rated at least A-1 by S&P or P-1 by Moody's, (iii) commercial paper issued in the United States which is rated by at least two nationally recognized rating organizations and is not rated below the two highest categories by any such rating organization, (iv) time deposits with any Eligible Bank, (v) certificates of deposit issued by any Eligible Bank, (vi) drafts accepted by any Eligible Bank or any other negotiable instrument guaranteed or endorsed with full recourse by any Eligible Bank, (vii) securities as to which ownership or the existence of a security interest is evidenced by a book entry rather than a certificate, which securities represent an interest or interests in any investment fund of any Eligible Bank and are rated in the highest category by Moody's or S&P, (viii) repurchase agreements with respect to Eligible Investments of the types specified in the foregoing clauses (i), (v) and (vi), provided that the Collateral Agent or its
                                     --------
          agent takes immediate physical possession of such Marketable Securities and any confirmations related thereto at the time such agreements are entered into, and (ix) commercial paper issued in Canada and either (x) rated in the highest category by at least one rating organization nationally recognized in Canada or (y) guaranteed by any Person whose commercial paper is issued in the United States and rated as described in clause (ii) or (iii) above; provided that
                                                                --------
          (a) all such obligations, commercial paper, certificates of deposit, drafts, instruments and repurchase agreements are denominated in U.S. Dollars, (b) each such obligation, certificate of deposit, draft and instrument (including those subject to repurchase agreements) matures within six months of the date of acquisition, (c) each item of such commercial paper (including those subject to repurchase agreements) matures within three months after the date of acquisition; and

     (b) with respect to each Portfolio Interest, such investments as may be specified by the Majority PI Holder of such Portfolio Interest.

                                     APA-5

          "ERISA" means the Employee Retirement Income Security Act of 1974, as
           -----
amended from time to time, including (unless the context otherwise requires) all rules and regulations promulgated thereunder.

          "Filings" shall have the meaning set forth in Section 3.6(e) of the
           -------
Origination and Servicing Agreement.

          "First Revised Trust Agreement" has the meaning set forth in the
           -----------------------------
Recitals in the Trust Agreement.

          "General Collection Account" means with respect to the General Trust
           --------------------------
Assets, the account established by the General Interest Trustee to hold all Trust Assets relating to the General Interest.

          "General Interest" means the exclusive, general undivided beneficial
           ----------------
interest in all General Trust Assets.

          "General Interest Certificate" means the trust certificate
           ----------------------------
representing a Holder's interest in the General Interest.

          "General Interest Pledge" means a pledge of, and a grant of a security
           -----------------------
interest in, the General Interest and the General Interest Certificate in connection with a Permitted Financing.

          "General Interest Trustee" means initially, The First National Bank of
           ------------------------
Chicago, a national banking association, and thereafter, the Trustee appointed by the Requisite GI Holder, in its sole discretion, to perform such duties, have such responsibilities and adhere to such standards of care as are specified in the Trust Agreement but only with respect to the General Interest.

          "General Trust Accounts" has the meaning set forth in Section 4.1 of
           ----------------------
the Trust Agreement.

          "General Trust Assets" means those Trust Assets which have not been
           --------------------
designated as Portfolio Assets.

          "GI Servicer" means Navistar Financial.
           ------------

          "Grantor" means Harco.
           -------

          "Harco" means Harco Leasing Company, Inc., a Delaware corporation, and
           -----
its successors and assigns.

          "Harco Lease" means any operating or capital lease for a Vehicle
           -----------
whether now existing or hereafter created pursuant to which Harco is named as the lessor and that is designated as such on the applicable Schedule of Leases
                                                            ------------------
and Leased Vehicles.
-------------------

                                     APA-6

          "Harco Loan Agreement" means the Blanket Assignment dated as of
           --------------------
November 1, 1981, executed by Harco in favor of Navistar Financial (formerly known as International Harvester Credit Corporation) and pursuant to which Harco has granted a purchase money security interest to Navistar Financial.

          "Harco Notes" means (i) the Amended and Restated Grid Note dated March
           -----------
31, 1993 executed by Harco in favor of Navistar Financial in the aggregate principal amount of $70,000,000, (ii) the Grid Note II dated June 30, 1993 executed by Harco in favor of Navistar Financial in the aggregate principal amount of $50,000,000 and (iii) other notes which have been or will be executed by Harco from time to time in favor of Navistar Financial.

          "Harco Secured Parties" means (i) so long as Navistar Financial has
           ---------------------
any commitment under the Harco Note or any amount due and payable by Harco, under any Harco Note remains unpaid, Navistar Financial (ii) each other holder of an Additional Harco Secured Obligation and (iii) the Collateral Agent.

          "Harco Security Documents" means (i) the Harco Loan Agreement and (ii)
           ------------------------
any other indenture, loan agreement or security agreement entered into after the Effective Date pursuant to which Additional Harco Secured Obligations are issued and/or secured, in each case as such indenture, loan agreement or security agreement is amended from time to time.

          "Harco Titles" means the Certificates of Title for the Harco Vehicles.
           ------------

          "Harco Vehicles" means any Vehicle that is subject to a Harco Lease.
           --------------

          "Holder" means a Person in whose name a Certificate is registered with
           ------
the General Interest Trustee.

          "Holder Documents" means, with respect to a Holder, the Transaction
           ----------------
Documents to which such Holder is a party, including any participation agreement, lease, indemnity agreement, Portfolio Supplement, Portfolio Servicing Agreement Supplement or Collateral Supplement.

          "Holder Secured Party" means, with respect to a Holder, each creditor
           --------------------
of such Holder who becomes a party to the Collateral Agency Agreement by executing a Collateral Supplement; provided, however, that for purposes of the Collateral Agency Agreement and any related Collateral Supplement, in the event that Harco (a) enters into any sale-leaseback transaction with respect to a Portfolio Interest, (b) pledges a Portfolio Interest as collateral for its obligations under a sale-leaseback transaction, or (c) uses assets allocated to a Portfolio Interest in connection with a sale-leaseback transaction or as collateral for its obligations under such a transaction, all obligations of Harco under the Transaction Documents for such transaction shall be deemed to constitute "Secured Obligations" of Harco and the Trust, and the lessor and owner participant thereunder shall be deemed to be "Holder Secured Parties" with respect to such obligations, notwithstanding the fact that such lessor or owner participant may be the Holder of the Portfolio Interest which is sold and leased back or to which the assets have been allocated that are sold and leased back.

          "Holder Security Documents" means, with respect to a Holder that is a
           -------------------------
Debtor, the

                                     APA-7

Transaction Documents pursuant to which such Holder has granted any security interest or undertaken any obligation in favor of one or more Holder Secured Parties, including any security agreement and any Collateral Supplement; provided, however, that for purposes of the Collateral Agency Agreement and any related Collateral Supplement, in the event that Harco (a) enters into any sale-leaseback transaction with respect to a Portfolio Interest, (b) pledges a Portfolio Interest as collateral for its obligations under a sale-leaseback transaction, or (c) uses assets allocated to a Portfolio Interest in connection with a sale-leaseback transaction or as collateral for its obligations under such a transaction, all obligations of Harco under the Transaction Documents for such transaction shall be deemed to constitute "Secured Obligations" of Harco and the Trust, and the lessor and owner participant thereunder shall be deemed to be "Holder Secured Parties" with respect to such obligations, and the Transaction Documents for such transaction shall be deemed to be "Holder Security Documents" notwithstanding the fact that such lessor or owner participant may be the Holder of the Portfolio Interest which is sold and leased back or to which the assets have been allocated that are sold and leased back.

          "Initial Beneficiary" means Harco.
           -------------------

          "Insurance Policy" means any insurance policy and rights thereunder or
           ----------------
proceeds therefrom, including any residual value insurance policy, any policy of comprehensive, collision, public liability, physical damage, personal liability, credit accident or health, credit life or unemployment insurance maintained by Harco, Navistar Financial in its capacity as Servicer under any Servicing Agreement, any lessee under any Lease or any Affiliate of any such Person to the extent that any such policy covers or applies to any Lease, Leased Vehicle or the ability of any lessee under any Lease to make required payments with respect to the Lease or the related Leased Vehicles.

          The "Intended Characterization" of the sale of a Portfolio Interest is
               -------------------------
that the conveyance of the Portfolio Interest to the Holder would be treated as a "true sale" of all of Harco's legal and beneficial ownership interests in such Portfolio Interest and in the Portfolio Assets comprising such Portfolio Interest, with the result that the Trust would be treated as the owner of legal title to such Portfolio Assets and the Holder would be treated as the owner of all of the beneficial rights to such Portfolio Assets.

          "Lease" means any operating or capital lease for Vehicles pursuant to
           -----
which the Trust (or a Trustee or nominee) is named as the lessor or which has been transferred to the Trust and which is listed on the applicable Schedule of
                                                                    -----------
Leases and Leased Vehicles.
--------------------------

          "Lease Documents" means, with respect to each Lease, the lease
           ---------------
agreement and any agreement(s) modifying such Lease (including, without limitation, any extension and/or renewal agreement(s) relating to extended and/or renewed Leases).

          "Lease Records" has the meaning specified in Section 3.3(b) of the
           -------------
Origination and Servicing Agreement.

          "Lease Termination Date" means, with respect to any Lease, the date on
           ----------------------
which such Lease is scheduled to terminate, as such date may be extended pursuant to Section 3.2(b) of the Origination and Servicing Agreement.

                                     APA-8

          "Leased Vehicle" means any Vehicle that is subject to a Lease at the
           --------------
time it is acquired by the Trust.

          "Lien" means any mortgage, pledge, security interest, easement,
           ----
encroachment, option, Transfer restriction, encumbrance or similar restriction or limitation.

          "Liquidation Expenses" means, to the extent not reimbursed to the
           --------------------
Servicer through disposition or other fees pursuant to the Lease Documents, reasonable legal and other out-of-pocket expenses incurred by the Servicer in connection with the attempted realization of the full amounts due or to become due under any defaulted Lease.

          "Liquidation Proceeds" means gross amounts received from whatever
           --------------------
source by the Servicer, the Trust or a Trustee, on behalf of the Trust (before reimbursement for Liquidation Expenses) in connection with the realization of the full amounts due or to become due under any defaulted Lease.

          "Majority PI Holders" means with respect to a Portfolio Interest,
           -------------------
Holders of Portfolio Interest Certificates representing a majority in interest of such Portfolio Interest.

          "Moody's" means Moody's Investors Service, Inc., or any successor
           -------
thereto.

          "Navistar Financial" means Navistar Financial Corporation, a Delaware
           ------------------
corporation, and its successors and assigns.

          "Navistar Transportation" means Navistar International Transportation
           -----------------------
Corp., a Delaware corporation, and its successors and assigns.

          "Nominee Agreement" means an Agreement between the Trust and any
           -----------------
Person designated by the Initial Beneficiary under which such Person serves as a nominee for the Trust in one or more jurisdictions in which the Trust cannot be named as owner on Certificates of Title.

          "Notice of Default" means a written notice stating that it is a notice
           -----------------
of default delivered to the Collateral Agent (i) by Navistar Financial with respect to any Harco Note or other indebtedness outstanding under or secured by the Harco Loan Agreement or (ii) by another Secured Party with respect to Secured Obligations or other obligations outstanding under or secured by its respective Security Document.

          "Notice of Permitted Financing" means a written notice substantially
           -----------------------------
in the form of Exhibit C to the Collateral Agency Agreement delivered to the Collateral Agent executed by the Holder of the Trust Interest to which the applicable Designated Collateral is allocated, the Secured Party having a security interest in such Designated Collateral, Harco (if applicable) and any other Person who desires to be a "Holder" or "Secured Party" under the Collateral Agency Agreement; provided, however, that the execution of a
                             --------  -------
Collateral Supplement shall be deemed to be such a Notice of Permitted
Financing.

                                     APA-9

          "Obligee" means each Person who is the lessor under a Lease or the
           -------
assignee thereof, including the Trust.

          "Obligor" means each Person who is the lessee under a Lease or the
           -------
assignee thereof.

          "Opinion of Counsel" means a written opinion of counsel who may,
           ------------------
except as otherwise expressly provided in a Basic Document, be counsel for the GI Servicer (including in-house counsel employed by the GI Servicer or any Affiliate thereof) and who, in the case of opinions delivered to the Trust or the Trustees, shall be reasonably satisfactory to the applicable Trustee.

          "Ordinary Course Disposition" means, with respect to a Vehicle, a
           ---------------------------
transfer, sale or other disposition of such Vehicle in the ordinary course of business by the Servicer upon or following the termination of or a default under the Lease with respect to such Vehicle.

          "Original Trust Agreement" has the meaning set forth in the Recitals
           ------------------------
in the Trust Agreement.

          "Origination and Servicing Agreement" means that Origination and
           -----------------------------------
Servicing Agreement, as amended, restated and supplemented, dated as of April 15, 1999, among the Trust, Harco, the Collateral Agent, the General Interest Trustee and Navistar Financial, as Servicer (as such agreement may be further amended, restated or supplemented from time to time thereafter).

          "Outstanding Lease Balance" means, with respect to any Lease as of any
           -------------------------
date, the outstanding balance of such Lease calculated in accordance with the Servicer's customary practice.

          "Permitted Financing" means any (i) financing transaction of any sort
           -------------------
undertaken by Harco which is secured, directly or indirectly, by Harco's Designated Collateral (including any financing by Harco to assist in the initial acquisition by the Trust of the Leased Vehicles from Harco or Dealers and any financing transaction undertaken in connection with the issuance and assignment of a Portfolio Interest and related Portfolio Interest Certificates); (ii) any sale, conveyance or assignment by Harco of its interest in one or more Portfolio Interests (and the related Leased Vehicles), including a sale/leaseback; or
(iii) any other asset securitization, secured loan or similar transaction.

          "Permitted Investment" has the meaning set forth in Section 6.3 of the
           --------------------
Collateral Agency Agreement.

          "Permitted Lien" means, with respect to any Designated Collateral and
           --------------
the related Permitted Financing, the Liens on the Designated Collateral permitted to be created or assumed pursuant to the Harco Loan Agreement (in the case of Designated Collateral securing the Harco Loan Agreement) or such Permitted Financing.

          "Person" means any legal person, including any individual,
           ------
corporation, partnership, joint venture, limited liability company, association, joint stock company, trust, bank, trust company, estate (including any beneficiaries thereof), unincorporated organizations or government or any agency or political subdivision thereof.

                                     APA-10

          "Portfolio Account" has the meaning set forth in Section 4.1 of the
           -----------------
Trust Agreement.

          "Portfolio Assets" means a portfolio of Trust Assets which have been
           ----------------
identified by the Requisite GI Holder pursuant to Section 3.2 of the Trust Agreement to be held and accounted for separately from the other Trust Assets.

          "Portfolio Interest" means a series of beneficial interest in the
           ------------------
Trust, established pursuant to Section 3.2 of the Trust Agreement, having the separate rights, powers and duties specified in such Agreement and in the related Portfolio Supplement with respect to the Portfolio Assets specified in such Portfolio Supplement as being associated with such series.

          "Portfolio Interest Certificate" means a trust certificate
           ------------------------------
representing a Holder's interest in a Portfolio Interest.

          "Portfolio Servicing Agreement Supplement" means any supplement or
           ----------------------------------------
amendment to the Origination and Servicing Agreement entered into from time to time to accommodate the creation and issuance of a particular Portfolio Interest and to specify any special responsibilities or obligations that the Servicer may be required to undertake in connection therewith.

          "Portfolio Supplement" means with respect to the issuance of each
           --------------------
series of Portfolio Interests, a supplement to the Trust Agreement specifying the rights, powers, duties and other terms applicable to such series of Portfolio Interests.

          "Portfolio Trustee" means a trustee appointed by the Majority PI
           -----------------
Holders with respect to a particular Portfolio Interest, in their sole discretion, to perform such duties, have such responsibilities and adhere to such standards of care as are specified in the Trust Agreement and the applicable Portfolio Supplement, but only with respect to the Portfolio Interest for which it was appointed. The same Person may be appointed as Portfolio Trustee for all or any Portfolio Interest, provided, however, that neither the Initial Beneficiary nor any of its Affiliates shall be a Portfolio Trustee, and no Portfolio Trustee may hold a Portfolio Interest Certificate without the prior written consent of the Requisite GI Holder. The General Interest Trustee may also be a Portfolio Trustee for all or any Portfolio Interests.

          "proceeds" means all "proceeds" as defined in the UCC.
           --------

          "Purchase Price" means, for any Leased Vehicle, the amount paid on
           --------------
behalf of the Trust for such Leased Vehicle.

          "Rating Agency" means any nationally recognized statistical rating
           -------------
organization then rating any securities issued in connection with a Permitted Financing.

          "Registrar of Titles" means any applicable department, agency or
           -------------------
official in a state responsible for accepting applications for, and maintaining records regarding, Certificates of Title and liens thereon.

          "Required Global Secured Parties" means, collectively, the Required
           -------------------------------
Secured Parties

                                     APA-11
with respect to each Collateral Supplement then outstanding.

          "Required Secured Parties" means, with respect to specific Secured
           ------------------------
Party Designated Collateral or a specific Collateral Supplement, (a) for a sale-leaseback transaction, the lessor thereunder and (b) for any other Secured Obligations, the Secured Parties holding a majority of the outstanding principal amount of the Secured Obligations with respect to the applicable Collateral Supplement.

          "Requisite GI Holder" means one or more Holders of General Interest
           -------------------
Certificates who hold in the aggregate General Interest Certificates representing a majority in interest of the General Interest.

          "Requisite Holders" means (i) with respect to the General Interest,
           -----------------
the Requisite GI Holder, and (ii) with respect to a Portfolio Interest, the Majority PI Holders.

          "Responsible Officer" means a president or any vice president.
           -------------------

          "S&P" means Standard & Poor's Ratings Services, a Division of the
           ---
McGraw-Hill Companies, or any successor thereto.

          "Schedule of Leases and Leased Vehicles" means, with respect to a
           --------------------------------------
Trust Interest, a list of Leases and related Leased Vehicles allocated to such Trust Interest, on microfiche, microfilm, electronic spreadsheet or hard paper copy, maintained by the Servicer as such list may be revised and supplemented from time to time pursuant to Section 3.1 of the Origination and Servicing Agreement. The initial Schedule of Leases and Leased Vehicles with respect to any Trust Interest shall set forth such information as is required by the related Portfolio Supplement, or if the Portfolio Supplement contains no such specification, shall set forth at least the following information with respect to each such Lease: (i) Asset Number; (ii) Customer Name; (iii) Customer Number;
(iv) Lease Commencement Date; (v) Lease Number; (vi) Lease Termination Date;
(vii) Model Year; (viii) Original Lease Balance; (ix) Outstanding Lease Balance (as of the last day of the immediately preceding calendar month or such other date as shall be designated therein); (x) State of Certificate of Title; (xi) Residual Value and (xii) Vehicle Identification Number. Any subsequent Schedule of Leases and Leased Vehicles shall set forth such information as is required by the related Portfolio Supplement, or if the Portfolio Supplement contains no such specification, shall set forth at least items (ii), (v) and (xii) in the preceding sentence with respect to each such Lease.

          "Secured Obligations" means (i) all principal of and interest on the
           -------------------
Harco Notes, (ii) all sums payable by and all other obligations of Harco under the Additional Harco Secured Obligations, (iii) all sums payable to a Holder pursuant to its Holder Documents, (iv) all sums payable to a Holder Secured Party pursuant to its Holder Security Documents, and (v) all accrued but unpaid fees and expenses of the Collateral Agent; provided that the terms "interest," "sums" and "Additional Harco Secured Obligations" as used above shall each include any interest which accrues on the relevant Secured Obligation after, or would so accrue but for, the commencement of any case, proceeding or other action relating to the bankruptcy, insolvency or reorganization of a Debtor; further provided, however, that for purposes of the Collateral Agency Agreement and any related Collateral Supplement, in the event that Harco (a) enters into any sale-leaseback transaction with respect to a Portfolio Interest, (b) pledges a Portfolio Interest as collateral for its obligations under a

                                     APA-12
sale-leaseback transaction, or (c) uses assets allocated to a Portfolio Interest in connection with a sale-leaseback transaction or as collateral for its obligations under such a transaction, all obligations of Harco under the transaction Documents for such transaction shall be deemed to constitute "Secured Obligations" of Harco and the Trust, and the lessor and owner participant thereunder shall be deemed to be "Secured Parties" with respect to such obligations.

          "Secured Parties" means (i) in respect of Harco as Debtor, the Harco
           ---------------
Secured Parties, (ii) in respect of a Holder as a Debtor, any applicable Holder Secured Parties, and (iii) in respect of the Trust as a Debtor, the Holders and the Holder Secured Parties; provided, however, that for purposes of the Collateral Agency Agreement and any related Collateral Supplement, in the event that Harco (a) enters into any sale-leaseback transaction with respect to a Portfolio Interest, (b) pledges a Portfolio Interest as collateral for its obligations under a sale-leaseback transaction, or (c) uses assets allocated to a Portfolio Interest in connection with a sale-leaseback transaction or as collateral for its obligations under such a transaction, all obligations of Harco under the Transaction Documents for such transaction shall be deemed to constitute "Secured Obligations" of Harco and the Trust, and the lessor and owner participant thereunder shall be deemed to be "Secured Parties" with respect to such obligations.

          "Secured Party Designated Collateral" means, with respect to a Secured
           -----------------------------------
Party, the Collateral identified in or pursuant to a Notice of Permitted Financing or Collateral Supplement in which the Collateral Agent holds its Security Interest on behalf of such Secured Party.

          "Security Deposit" means, with respect to any Lease, the refundable
           ----------------
security deposit specified in such Lease.

          "Security Documents" means the Holder Security Documents and the Harco
           ------------------
Security Documents.

          "Security Interest" means a "security interest" as defined in the UCC.
           -----------------

          "Senior Lien" has the meaning set forth in Section 2.5(a) of the
           -----------
Collateral Agency Agreement.

          "Servicer" means each Person that enters into a Servicing Agreement
           --------
with the Trust.

          "Servicer Funding Advances" has the meaning set forth in Section 2.5
           -------------------------
of the Origination and Servicing Agreement.

          "Servicing Agreement" means the Origination and Servicing Agreement,
           -------------------
any Portfolio Servicing Agreement Supplement and any other agreement entered into pursuant to Section 5.13 of the Trust Agreement to provide for the servicing of assets comprising a Trust Interest.

          "Special Purpose Entity" means any special purpose corporation,
           ----------------------
partnership, trust or other Person that is organized in such a way that the likelihood of bankruptcy is remote.

                                     APA-13

          "State of Qualification" means the United States or any State in which
           ----------------------
a Person is incorporated or formed and any State in which such Person is qualified to do business.

          "Subsidiary" means, with respect to any Person, any corporation,
           ----------
partnership, trust or other Person that is a business entity of which more than 50% (by number of votes) of the voting stock or other voting interests at the time outstanding shall at the time be owned, directly or indirectly, by such Person or by any other Person which is itself a Subsidiary within the meaning of this definition, or collectively by such Person and any one or more of such Subsidiaries. A trust shall not be deemed to be a Subsidiary with respect to a Person unless (i) such Person or its Subsidiaries own more than 50% of the beneficial interests in such trust and (ii) such trust is engaged in the conduct of an active trade or business and has not been established for the sole purpose of effecting a Permitted Financing.

          "Supplemental Servicing Fees" means any late fees, disposition fees,
           ---------------------------
purchase option fees and other administration fees or similar charges (including any fees payable in connection with or pursuant to an extension or renewal agreement) paid by any Obligor pursuant to a Lease but shall not include any excess mileage charge or excess wear and tear charge collected in respect of a Leased Vehicle.

          "Transaction Documents" means the Basic Documents and any agreements
           ---------------------
relating to any Permitted Financing.

          "Transfer" means with respect to any asset, the sale, assignment,
           --------
pledge, conveyance, encumbrance or other transfer of such asset, including any allocation of such asset from any Trust Interest to another Trust Interest. The terms "to Transfer," "Transferred" and "Transferee" shall have meanings correlative with the foregoing.

          "Transfer Notice" has the meaning set forth in Section 2.2(a) of the
           ---------------
Collateral Agency Agreement.

          "True-up Date" means, with respect to any calendar month, the fifth
           ------------
Business Day of the following calendar month.

          "Trust" means Navistar Leasing Company, a Delaware business trust
           -----
created pursuant to the Original Trust Agreement and a Certificate of Trust filed with the Delaware Secretary of State on July 25, 1997.

          "Trust Agreement" means this Trust Agreement, as amended, restated and
           ---------------
supplemented, dated as of April 15, 1999, among Harco as grantor and initial beneficiary, The First National Bank of Chicago, as General Interest Trustee and First Chicago Delaware Inc., as Delaware Trustee (as such agreement may be further amended, restated or supplemented from time to time thereafter).

          "Trust Assets" means all assets that are owned or acquired by the
           ------------
Trust, whether pursuant to a Servicing Agreement or otherwise, including assets of the types specified in Section 2.2 of the Trust Agreement (and any rights of the Trust with respect to such assets), but shall not include

                                     APA-14
any such assets which the Trust has disposed of.

          "Trust Documents" means and includes the Origination and Servicing
           ---------------
Agreement, the Trust Agreement, the Collateral Agency Agreement, and all amendments or supplements or modifications thereto.

          "Trust Estate" means the Collateral in which a security interest has
           ------------
been granted pursuant to Section 2.1 of the Collateral Agency Agreement or any Collateral Supplement, except to the extent any such security interest has been released in accordance with such documents.

          "Trust Interest" means the General Interest or a Portfolio Interest.
           --------------

          "Trust Register" means the book and records which set forth the names
           --------------
and addresses of each Holder of a Certificate and upon which all Transfers and exchanges of any such Certificates are recorded as more fully described in
Section 3.7 of the Trust Agreement.

          "Trustee Accounts" means, collectively, the accounts established
           ----------------
pursuant to Section 4.1 of the Trust Agreement in connection with the administration of the Trust, including the General Collection Account.

          "Trustees" means each of the General Interest Trustee, the Delaware
           --------
Trustee and each Portfolio Trustee.

          "UCC" means at any time the Uniform Commercial Code as in effect in
           ---
the State of Illinois; provided that if, by reason of mandatory provisions of law, the validity or perfection of the Collateral Agent's Security Interest in any Collateral is governed by the Uniform Commercial Code as in effect in a jurisdiction other than Illinois, "UCC" means the Uniform Commercial Code as in effect in such other jurisdiction for purposes of the provisions hereof relating to such validity or perfection (and for purposes of definitions related to such provisions).

          "Used Truck Center" means any facility (including any Dealer or any
           -----------------
facility of Navistar Transportation) which regularly holds for sale Leased Vehicles.

          "Vehicle" means any new or used, medium or heavy duty truck, bus,
           -------
chassis, tractor or trailer, together with all accessories, additions and parts constituting a part thereof and all accessions and attachments thereto.

                         PART II - RULES OF CONSTRUCTION

          (a)  Accounting Terms. As used in this Appendix or the Basic
               ----------------
Documents, accounting terms which are not defined, and accounting terms partly defined, herein or therein shall have the respective meanings given to them under generally accepted accounting principles. To the extent that the definitions of accounting terms in this Appendix or the Basic Documents are inconsistent with the meanings of such terms under generally accepted accounting principles, the definitions contained in this Appendix or the Basic Documents will control.

                                     APA-15

          (b)  "Hereof," etc. The words "hereof," "herein" and "hereunder" and
                ------------
words of similar import when used in this Appendix or any Basic Document will refer to this Appendix or such Basic Document as a whole and not to any particular provision of this Appendix or such Basic Document; and Section, Schedule and Exhibit references contained in this Appendix or any Basic Document are references to Sections, Schedules and Exhibits in or to this Appendix or such Basic Document unless otherwise specified. The word "or" is not exclusive.

          (c)  Number and Gender. Each defined term used in this Appendix or the
               -----------------
Basic Documents has a comparable meaning when used in its plural or singular form. Each gender-specific term used in this Appendix or the Basic Documents has a comparable meaning whether used in a masculine, feminine or gender-neutral form.

          (d)  Including. Whenever the term "including" (whether or not that
               ---------
term is followed by the phrase "but not limited to" or words of similar effect) is used in this Appendix or the Basic Documents in connection with a listing of items within a particular classification, that listing will be interpreted to be illustrative only and will not be interpreted as a limitation on, or exclusive listing of, the items within that classification.

          (e)  Servicer. Whenever the term "Servicer" is used in the Basic
               --------
Documents, that term shall mean the Servicer applicable to the related Portfolio Interest or the General Interest.

          (f)  Customary Servicing Procedures. Whenever the phrase "customary
               ------------------------------
procedures or practices of the Servicer" is used, that phrase shall include only those procedures and practices which are commercially reasonable, bearing in mind industry standards.

                                     APA-16

                                   APPENDIX B

                         Notice Addresses and Procedures

          All requests, demands, directions, consents, waivers, notices, authorizations and communications provided or permitted under any Basic Document to be made upon, given or furnished to or filed with Grantor, Trustees or the Initial Beneficiary shall be in writing, personally delivered, sent by facsimile with a copy to follow via first class mail or mailed by certified mail-return receipt requested, and shall be deemed to have been duly given upon receipt:

          (a)  in the case of Grantor, at the following address:

               Harco Leasing Company, Inc.
               2850 West Golf Road
               Rolling Meadows, Illinois  60008
               Attention: Treasurer

          with a copy to:

               Navistar Financial Corporation
               2850 West Golf Road
               Rolling Meadows, Illinois  60008
               Attention:  General Counsel

          (c)  in the case of Initial Beneficiary, at the following address:

               Harco Leasing Company, Inc.
               2850 West Golf Road
               Rolling Meadows, Illinois  60008
               Attention:  Treasurer

          with a copy to:

               Navistar Financial Corporation
               2850 West Golf Road
               Rolling Meadows, Illinois  60008
               Attention: General Counsel

          (c) in the case of Delaware Trustee, to the Delaware Trustee at its Delaware Office, with copies to the General Interest Trustee at the Corporate Trust Office

          (d) in the case of the General Interest Trustee, at the Corporate Trust Office

          (e) in the case of a Portfolio Trustee, at the address specified in the applicable Portfolio Supplement

                                     APB-1

          (f) in the case of the Trust, to the General Interest Trustee at its Corporate Trust Office, with a copy to Grantor and Navistar Financial Corporation or at such other address as shall be designated by such party in a written notice to the other parties to the Agreement.

          Where any Basic Document provides for notice to the Holders (other than the Initial Beneficiary) of any condition or event, such notice shall be sufficiently given (unless otherwise herein expressly provided) if it is in writing and mailed, first-class postage prepaid to each Holder affected by such condition or event, at such Person's address as it appears on the Certificate Register, as applicable, no later than the latest date, and not earlier than the earliest date, prescribed in such Basic Document for the giving of such notice. If notice to Holders is given by mail, neither the failure to mail such notice nor any defect in any notice so mailed to any particular Holder shall affect the sufficiency of such notice with respect to other Beneficiaries, and any notice that is mailed in the manner herein provided shall conclusively be presumed to have been duly given regardless of whether such notice is in fact actually received.

                                    * * * * *

                                     APB-2